Exhibit 10.24
                                                                    Sub-ITEM (a)

STATE OF NORTH CAROLINA
                                                       Charlotte, North Carolina
COUNTY OF MECKLENBURG

                                 LEASE AGREEMENT

      THIS LEASE (this "Lease") made this the 13th day of May, 1996, by and between JEM-REALTY, INC., a Delaware corporation, and STANWOOD INTERESTS LIMITED PARTNERSHIP, a Texas limited partnership, collectively first party, hereinafter referred to as "Lessor," and HUGHES SUPPLY, INC., a Florida corporation, second party, hereinafter referred to as "Lessee."

                              W I T N E S S E T H:

1. Premises. Lessor, for and in consideration of the rents, covenants, agreements, and stipulations hereinafter mentioned, reserved and contained, to be paid, kept and performed by Lessee, has leased and rented, and by these presents does lease and rent, unto said Lessee, and said Lessee hereby agrees to lease and take upon the terms and conditions which hereinafter appear, the following described property (hereinafter called "Premises") and personal property as hereinafter set forth.

      The Premises consists of real property and improvements located at 629 Pressley Road, Charlotte, North Carolina 28217, including, without limitation, the real property described in Exhibit A to this Lease, and a 11,500 (plus or minus) feet generally described in the plat plan attached to this Lease as Exhibit B.

2. Warranties. Lessor warrants that Lessor owns the premises in fee simple and has the right to enter into this Lease; that the Premises are free from liens and encumbrances except for utility easements and unviolated restrictive covenants which do not materially adversely affect Lessee's intended use of the Premises; that the Premises abuts one or more publicly dedicated roads; that the Premises do not, as of the date of this Lease, and will not, by reason of the commencement of the term of this Lease, fail to conform to all applicable building ordinances, laws and regulations in any respect which will materially adversely interfere with Lessee's use of the Premises for its intended purposes; that Lessee's proposed use of the Premises is consistent with the zoning classification applicable to the Premises; that Lessor's past and current uses of the Premises comply with federal, state and local environmental laws and regulations; that Lessor has not received a citation from any regulatory agency for noncompliance with environmental laws; that Lessor has no knowledge of the presence of fuel storage tanks or of hazardous, toxic, dangerous, or carcinogenic materials, substances or contaminants, formaldehyde, polychlorinated biphenyls ("PCBs"), lead, lead dust, asbestos, asbestos containing materials ("ACMs"), oil, gasoline, other petroleum products or byproducts, radon or other similar materials or substances (collectively "Hazardous Materials") on, in or under the Premises and has no knowledge of any contamination present on, in or under the Premises; and covenants that Lessee, provided it performs all of its obligations under this Lease, will peaceably and quietly enjoy the Premises during the Lease term without any disturbance from Lessor, anyone claiming by, through or under Lessor, or any other party, except as otherwise specifically provided in this Lease. If any of title exceptions to the Premises are hereinafter found to exist, such exceptions will not materially affect Lessee's use of the Premises.

3. Term. The initial term of this Lease shall be for three (3) years, said term to begin on the 13th day of May, 1996 (the "Commencement Date") and end on the 12th day of May, 1999 (the "Initial Term"). The Initial Term of this Lease may be extended, at the option of the Lessee, for up to two (2) successive periods of three (3) years (each such period of three (3) years herein sometimes referred to as an "Extended Term") as follows:

              First Extended Term  - May 13, 1999 to May 12, 2002.

              Second Extended Term - May 13, 2002 to May 12, 2005.


      The option to extend shall be exercised by the Lessee by giving notice to the Lessor not more than twelve (12) nor less than six (6) months prior to the expiration of the then existing term. Each Extended Term shall be upon the same terms, covenants, and conditions as provided in the Lease. Any termination of this Lease during the Initial Term or any Extended Term shall terminate all rights of any further extension hereunder. The use of the word "Term" herein shall be deemed to include the Initial Term as well as any Extended Term.

4. Rental. As rent for the Premises, Lessee shall pay to Lessor in advance on the first day of each calendar month of the Term the sum of $6,150.00 per month, being at the rate of $73,800.00 per annum; provided, however, on each anniversary of the Commencement Date during the Term, the annual rent shall be increased over the rent for the prior lease year by an amount equal to the percentage increase in the CPI from the first month of the previous lease year to such anniversary date. Such adjustment, however, shall not result in any instance in a reduction of the annual rent, nor shall any annual rent adjustment result in an increase in the annual rent by an amount in excess of 3% of the previous year's rent.

      For purposes of this Lease, "CPI" refers to the Consumer Price Index for All Urban Consumers (CPI-U), All Items, U.S. City Average (1982-1984 equals
100), published by the United States Department of Labor, Bureau of Labor Statistics. If the CPI is discontinued, such other index as published by the Department of Labor, Bureau of Labor statistics, or its successor agency, in substitution therefor or replacement thereof shall be used for making said computations. If the Department of Labor or its successor agency shall no longer maintain such statistics, comparable statistics published by a responsible financial periodical or recognized authority selected by the Lessor and Lessee shall be used for making said computations. If the base years "(1982-1984 equals
100)" or other base year used in computing the Index is changed, the figures used in making said adjustment shall be changed accordingly so that all increases in the CPI, or any substituted or replacement index, as the case may be, are taken into account notwithstanding any such change in the base year.


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5. Utility Bills. Lessee shall pay all utility bills of all types, including, but not limited to, water and sewer, natural gas, electricity and sanitary pick up bills for the Premises, or used by Lessee in connection therewith. If Lessee does not pay same, Lessor may pay the same, and such payment shall be added to the rental of the Premises.

6. Ad Valorem Taxes. Lessee shall pay all real property taxes, special and general assessments, water and sewer assessments and other rents, rates, and changes and other guaranteed impositions of every kind and nature extraordinary as well as ordinary relating to the premises or ally business conduct thereon. Lessee shall also pay any and all ad valorem taxes assessed against the personal property located on the Premises during the Term.

7. Insurance. Lessee will carry, at Lessee's sole cost and expense, "All Risk" Insurance Coverage on the Premises in an amount not less than the full insurable value. The term "full insurable value" shall mean the actual replacement cost, excluding foundation and excavation costs, as determined by Lessor. Such policies shall name Lessor as an additional named insured.

      All insurance provided for in this Lease shall be effected under enforceable policies issued by insurers of recognized responsibility licensed to do business in this state. At least fifteen (15) days prior to the expiration date of any policy, the original renewal policy for such insurance shall be delivered by Lessee to Lessor. With fifteen (15) days after the premium on any policy shall become due and payable, Lessor shall be furnished with satisfactory evidence of its payment.

      If Lessee provides any insurance required by this Lease in the form of a blanket policy, Lessee shall furnish satisfactory proof that such blanket policy complies in all respects with the provisions of this Lease and that the coverage thereunder is at least equal to the coverage which would be provided under a separate policy covering only the Premises.

      If Lessor so requires, the policies of insurance provided for shall be payable to the holder of any mortgage, as the interest of such holder may appear, pursuant to a standard mortgagee clause. All such policies shall, to the extent obtainable, provide that any loss shall be payable to Lessor or to the holder of any mortgage notwithstanding any act or negligence of Lessee which might otherwise result in forfeiture of such insurance. All such policies shall, to the extent obtainable, contain an agreement by the insurers that such policies shall not be cancelled without at least thirty (30) days prior written notice to Lessor and to the holder of any mortgage to whom loss hereunder may be payable.

      Lessee will carry at Lessee's own expense insurance coverage on all equipment, furniture and appliances.

8. Maintenance and Repairs by Lessee, Lessor warrants as of the Commencement Date of this Lease that the Premises are structurally sound and that all lighting and all operating systems are in good condition and are not in need of repair. Except as set forth in


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

Paragraph 9, Lessee shall, at it's own expense, keep and maintain the interior of the Premises, including all systems pertaining to water, sewer, electrical, heating, ventilation, air conditioning and lighting. Lessee shall also perform exterior lawn maintenance. It is the intent of the parties that Lessee shall only be required to make minor repairs not repairs or replacements which are structural in nature, extra ordinary or capital in nature, or those which will increase the value of the Premises subsequent to the end of the Term. In addition, the Lessee shall not be required to repair latent defects in the Premises.

9. Repairs by Lessor. Lessor agrees to maintain and keep in good repair the roof, exterior walls, structural supports (including foundations), exterior doors of any and all buildings located on the Premises, and all water or sewer pipes located underground or in the slab, sidewalks, parking lots, driveways and other vehicular access and maneuvering areas. Lessor shall also be responsible for any repairs or replacements which are structural in nature, which are extraordinary or capital in nature, which will increase the value of the Premises subsequent to the end of the Term and any other repairs not expressly delegated to Lessee in this Lease. Lessor shall also promptly clean up and dispose of any Hazardous Materials found on, in or under any portion of the Premises and remediate the Premises to comply with any and all environmental laws applicable thereto, and to pay for all clean-up and disposal costs at no cost to Lessee, unless directly caused by Lessee, its employees, agents or contractors.

10. Destruction of or Damage to the Premises. If the Premises are totally destroyed by storm, fire, lightning, earthquake or other casualty, this Lease shall terminate as of the date of such destruction, and rental shall be accounted for as between Lessor and Lessee as of that date. If the Premises are damaged, but not wholly destroyed by any of such casualties, rental shall abate in such proportion as use of the Premises has been destroyed, and Lessor shall restore the Premises to substantially the same condition as before the damage as speedily as practicable, whereupon full rental shall recommence; provided further, however, that if the damage shall be so extensive the same cannot be reasonably repaired and restored within three (3) months time from the date of the casualty, then either Lessor or Lessee may cancel this Lease by giving written notice to the other party within thirty (30) days from the date of such casualty. And, in such event, rental shall be apportioned and paid up to the date of such casualty.

11. Modifications and Alterations to the Premises. No modifications, alterations, or improvements to the building or openings cut through the roof are allowed without the prior written consent of Lessor, which consent shall not be unreasonably withheld or delayed.

12. Removal of Fixtures. Lessee may (if not in default hereunder) prior to the expiration of this Lease, or any extension thereof, remove all personal property, fixtures and equipment which Lessee has placed in the Premises, provided Lessee repairs ail damages to the Premises caused by such removal.


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

13. Return of the Premises. Lessee agrees to return the Premises to Lessor at the expiration, or prior termination, of this Lease in good condition and repair, reasonable wear and tear, damage by storm, fire, lightning, earthquake or other casualty alone excepted.

14. Condemnation. If the whole of the leased Premises, or such portion thereof as will make the Premises unusable for the purpose herein leased, be condemned by any legally constituted authority for any public use or purpose or if Lessor sells the Premises under threat of condemnation, then in either of said events, the Term shall cease from the time when possession thereof is taken by public authorities, and rental shall be accounted for as between Lessor and Lessee as of that date. Such termination, however, shall be without prejudice to the rights of either Lessor or Lessee to recover compensation and damage caused by condemnation from the condemnor. It is further understood and agreed that neither Lessee, nor Lessor, shall have any rights in any award made to the other by any condemnation authority.

      If there is a partial taking and if it is not so extensive as to render the remaining portion (after restorations) unsuitable for the business of Lessee, then this Lease shall continue in effect and Lessor, upon receipt of the award in condemnation, will expeditiously commence and complete all necessary repairs and restorations to the building on the Premises so as to constitute the portion of the building not taken a complete architectural unit and restore it as nearly as practicable to its prior condition; provided, however, that such work does not exceed the scope of the original construction of the building, and Lessor will not be under any duty to expend amounts in excess of the award received by Lessor. Rent, taxes and other charges payable by Lessee will equitably abate while Lessor's repairs and restorations are in process. If a partial taking consists only of a street widening or utility easement which does not materially affect Lessee's use of the Premises, this Lease will continue in full force and effect without abatement of rent, taxes or other charges.

15. Governmental Orders. Lessee agrees, at its own expense and solely in relation to those portions of the Premises which Lessee is required to maintain or repair under Paragraph 8, to promptly comply with all requirements of any legally constituted public authority made necessary by reason of Lessee's specific use of said Premises. Notwithstanding the foregoing, the Lessee shall not be liable for: (a) repairs, alterations, replacements or retrofitting required by the accessibility or path of travel requirements set forth in Title III of the Americans With Disabilities Act of 1990, 42 USC ss. 2101, et seq. and regulations and guidelines promulgated thereunder, as amended from time to time (collectively referred to as "ADA"); (b) removal or abatement of ACMs; (c) repairs, alterations or replacements required to comply with federal, state or local indoor air quality laws, rules or regulations; (d) repairs or replacements incident to CFC conversions for heating and cooling systems; (e) installation of fire sprinkler systems; or (f) repairs, alterations or replacements described in Paragraph 9. Lessor agrees to promptly comply with any other governmental or regulatory requirements if not made necessary by reason of Lessee's occupancy of the Premises or relating to those portions of the Premises which Lessor is required to maintain or repair under Paragraph 9.


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

16. Assignment. Except as set forth below, Lessee may not assign this Lease, or any interest thereunder, or sublet the Premises in whole or in part without prior written notice to Lessor of its intent to assign or sublease. Lessee may
(a) sublet all or part of the Premises to any corporation, the majority of whose shares are owned by Lessee, during the period of such majority ownership only or
(b) assign this Lease to any corporation which owns more than fifty percent (50%) of Lessee's issued and outstanding shares, or which succeeds to the entire business of Lessee through purchase, merger, consolidation or reorganization, or to any affiliate sharing common majority ownership with the Lessee. Subtenants or assignees shall become liable directly to Lessor for all obligations of Lessee hereunder, without relieving Lessee's liability.

17. Mortgagee's Rights. Lessee's rights shall be subject to any bona fide mortgage or deed to secure debt which is now, or may hereafter be, placed upon the Premises by Lessor, and Lessee agrees, at Lessor's cost, to execute and deliver such documentation as may be reasonably required by any such mortgagee to effect any subordination. Provided, however, as a condition to such subordination, Lessor must secure from each mortgagee a nondisturbance agreement acceptable to Lessee providing that in the event of a foreclosure the mortgagee will recognize the validity of this Lease and, provided that Lessee is not in default, will not disturb Lessee's possession or its rights under this Lease.

18. Use of the Premises. The Lessee may use the Premises for office/warehouse and distribution purposes, including outdoor storage, or for any other lawful purpose. The Premises shall not be used for any illegal purposes, nor in any manner to create any nuisance or trespass; nor in any manner to vitiate the insurance, based on the above purposes for which the Premises are leased.

19. Signs. Lessee shall have the right to erect at Lessee's sole expense a sign at the entrance to the Premises. This sign shall not be other than a customary trade sign identifying the business of Lessee. The erection of this sign by Lessee shall be subject to and in conformity with all applicable laws, zoning ordinances and building restrictions or covenants of record. On or before termination of this Lease, Lessee shall remove the sign thus erected, and shall repair any damage or disfigurement, caused by such removal.

20. Reservation of Right to Sell. Lessor shall have the right to sell the Premises during the term of this Lease, subject to the following:

      a. Lessor agrees to give notice of each proposed sale, including the purchase price and all other terms and conditions, to Lessee;

      b. Lessee will have the right to purchase the Premises at the purchase price and on the other terms and conditions offered by Lessor or offered to Lessor by the third party (which offer Lessor wishes to accept), by giving notice to Lessor within 20 business days after Lessor has notified Lessee of the terms of Lessor's proposed sale; and


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

      c. If Lessee does not give notice of the exercise of its option within such time, Lessor will have the right to sell the Premises upon the terms stated in the offer made or received by Lessor, but not upon terms more favorable to the purchaser, unless Lessor again gives notice pursuant to subparagraph a, above, and Lessee does not exercise its option based upon the new terms.

21. Entry for Carding, etc. Lessor may card the Premises "For Rent" or "For Sale" ninety (90) days before the termination of this Lease. Lessor may enter the Premises at reasonable hours during the term of this Lease to exhibit the same to prospective purchasers and to make repairs required of Lessor under the terms hereof.

22. Indemnity. Lessor agrees to indemnify and save harmless Lessee and its parents, subsidiaries, affiliates, directors, officers, employees, agents, servants, attorneys and representatives from any and all claims, causes of action, damages, fines, judgments, penalties, costs (including environmental clean-up costs and response costs), liabilities, expenses or losses (including without limitation, reasonable attorneys' fees and expenses of litigation) arising during or after the Term: (a) as a result of any violation by Lessor of any applicable federal, state or local environmental laws or regulations, as now or hereinafter in effect, regulating, relating to or imposing liability or imposing standards of conduct concerning any Hazardous Materials ("Environmental Laws") relating to the Premises; or (b) as a result of the presence, disturbance, discharge, release, removal or cleanup of Hazardous Materials as a result of environmental contamination or other similar conditions which occurred or first arose prior to commencement of the Term and during the period of Lessor's ownership of the Premises; or (c) as a result of any violation of the accessibility or path of travel requirements imposed by ADA; or (d) as a result of any of Lessor's representations and warranties being untrue. These indemnities shall survive the expiration, cancellation or termination of the Lease.

      Lessee agrees to indemnify and save harmless Lessor and its stockholders, affiliates, directors, officers, employees, agents, servants, attorneys and representatives from any and all claims, causes of action, damages, fines, judgments, penalties, costs (including environmental clean-up costs and response costs), liabilities, expenses or losses (including without limitation, reasonable attorneys' fees and expenses of litigation) arising during or after the Term: (a) as a result of Lessee's use and occupancy of the Premises, including, without limitation, any violation by Lessee of any Environmental Laws relating to the Premises; or (b) as a result of the presence, disturbance, discharge, release, removal or cleanup of Hazardous Materials as a result of environmental contamination or other similar condition which occurred or first arose after the commencement of the Term. These indemnities shall survive for a period of three (3) years following the expiration, cancellation or termination of this Lease.

23. Cancellation of Lease by Lessor. It is mutually agreed that in the event:

      a. The rent herein reserved is not paid at the time and place when and where due and Lessee fails to pay said rent within five (5) days after written demand from Lessor; or


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

      b. Lessee shall fail to comply with any material term, provision, condition, or covenant of this Lease, other than the payment of rent, and shall not cure such failure within thirty (30) days after notice to Lessee of such failure to comply or such additional time period as may reasonably necessary to effect a cure of the default provided that Lessee commences and diligently pursues a cure of the default; or

      c. Lessee causes any lien to be placed against the Premises and does not cure the same within thirty (30) days after notice from Lessor to Lessee demanding cure; in any of such events, Lessor shall have the option to do any of the following, in addition to, and not in limitation of any other remedy permitted by law or by this Lease:

            i. Lessor may terminate this Lease, in which event Lessee shall immediately surrender the Premises to Lessor. Lessee agrees to indemnify Lessor for all loss and damage which Lessor may suffer by reason of such termination, whether through inability to relet the Premises, or through decrease in rent, or otherwise; or

            ii. Lessor, as Lessee's agent, without terminating this Lease, may terminate Lessee's right of possession, and, at Lessor's option, enter upon and rent the Premises at the best price obtainable by reasonable effort, without advertisement and by private negotiations and for any term Lessor deems proper. Lessee shall be liable to Lessor for the deficiency, if any, between Lessee's rent hereunder and the price obtained by Lessor on reletting.

            Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law. In any case, Lessor shall use best efforts to mitigate Lessee's damages. Any notice in this provision may be given by Lessor or its attorney.

24. Effects of Termination of the Lease. No termination of this Lease prior to the normal ending thereof, by lapse of time otherwise, shall affect Lessor's right to collect rent for the period prior to the termination thereof.

25. Default of Lessor. Should Lessor fail to perform any of its obligations hereunder, Lessor shall have a period of 30 days after its receipt of written notice from Lessee of a failure of performance within which to commence a cure of that failure. Failure of Lessor to commence that cure within the 30-day period or to effect that cure within that 30-day period shall be an event of default under this Lease and Lessee may, at its option, elect to:

      a. Terminate this Lease upon 30 days written notice to Lessor;

      b. Bring an action to require specific performance of Lessor's obligations;

      c. Provide Lessor with an additional period of time within which to effect that cure;


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

      d. Commence such cure itself, and Lessee may either, at its option, offset any expenses it incurs in effecting such cure against the rent and other charges due and payable by Lessee hereunder, or require that Lessor immediately reimburse Lessee for its expenses; provided, however, in the event of an emergency, Lessee may immediately effect a cure of Lessor's failure should Lessor fail to act immediately to do so, without the requirement of any notice by Lessee to Lessor; and/or

      e. Pursue any other remedies provided herein or provided by law

26. Purchase Option. Lessee shall have the option to purchase the Premises at Fair Market Value, payable in cash at closing, said option being exercisable by Lessee at any time during the Term by written notice given by Lessee to Lessor. If this option is exercised by Lessee, closing shall be held within sixty (60) days of the notice of exercise at a time and place, and on a date, reasonably satisfactory to Lessor and Lessee (the Term shall be extended, if necessary, through and including the date of closing). Title to the Premises shall be conveyed free of any liens or encumbrances, and subject only to current year's ad valorem taxes, applicable building restrictions, easements for utilities servicing the Premises, and such other conditions of title as may not, in Lessee's sole discretion, adversely affect the use of the Premises by Lessee or as may be approved by Lessee (the "Permitted Exceptions"). Immediately following the date of exercise of this option, Lessor shall furnish Lessee with a commitment for a standard owner's title insurance policy, ATLA Form B, reflecting only Permitted Exceptions and standard printed exceptions (the "Commitment"). Immediately following closing, Lessor shall furnish Lessee with an owner's title insurance policy issued in conformity with the Commitment. The cost of the title insurance Commitment and policy shall be borne by Lessor; provided, however, that the cost of any special endorsements shall be borne by Lessee; and, further provided, that if Lessee obtains a mortgage title insurance policy at closing, the cost of the combined owner's and mortgagee's policies shall be divided equally between Lessor and Lessee. Ad valorem taxes, rent due under the Lease, utilities and any insurance or other prepaid items assumed by the Lessee shall be prorated as of the date of closing. Title to the Premises shall be conveyed by general warranty deed in form acceptable for recording, subject only to the Permitted Exceptions. Lessor and Lessee shall each bear their respective costs in connection with exercise of the option and the closing, including attorney's fees. Lessee shall bear the cost of recording the deed, the cost of any survey obtained by Lessee, and all costs related to any financing obtained by Lessee. Except for any prepaid rent, Lessee is not entitled to a credit for rental payments paid by the Lessee during the Term of the Lease.

      The Lessor and Lessee shall attempt to determine the Fair Market Value by mutual agreement within fifteen (15) days after Lessee gives notice of its exercise of the option. However, if the parties cannot reach agreement on the Fair Market Value, the following provisions shall apply:

            a. Lessor and Lessee shall each select a qualified real estate appraiser within the next fifteen (15) days. Each appraiser must demonstrate to the reasonable


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

satisfaction of both Lessor and Lessee that he has significant experience in appraising similar properties.

            b. The Fair Market Value shall be determined by the appraisers within thirty (30) days thereafter. Each of the appraisers shall be instructed to prepare an appraisal of the Premises in accordance with the following instructions: The method of valuing the property shall use any one or a combination of appropriate appraisal methodologies (i.e., replacement cost, comparable sales, and income); provided, however, that any valuation based upon the income approach (i.e., the capitalization of net rental amounts abstracted from consideration this Lease and the rental provided for herein. The appraised value is to be a single value, not a range of values and not a schedule of different values based upon different methodologies or different assumptions. The value of any alterations, additions or improvements to the Premises made by Lessee shall be included in the determination of Fair Market Value.

If the appraised values determined by the two appraisers do not differ by more than ten percent (l0%), the purchase price shall be the average of the two values. If the difference is more than ten percent (l0%), and the two appraisers cannot agree upon a value (in which event such agreed value shall be binding upon Lessor and Lessee), the two appraisers shall select a third appraiser within fifteen (15) days thereafter. The third appraiser shall be instructed to select a value within the range of values established by the initial two (2) appraisals, within twenty (20) days after his appointment, following the instructions set forth above, and the Fair Market Value so selected by the third appraiser shall be binding upon Lessor and Lessee as the purchase price for the Premises.

27. Holding Over. If Lessee remains in possession of the Premises after expiration of the term hereof, with Lessor's acquiescence and without any express agreement of the parties, Lessee shall be a tenant-at-will at the rental rate in effect at end of the Lease; and there shall be no renewal of this Lease by operation of law.

28. Notices. Any notice given pursuant to this Lease shall be in writing and sent by certified mail to:

      a.     Lessor:    c/o Jem-Realty, Inc.
                        320 Park Place Tower
                        2001 Park Place North
                        Birmingham, Alabama 35203


or to such other address as Lessor may hereafter designate in writing to Lessee.


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

     b.      Lessee:     Hughes Supply, Inc.
                         20 North Orange Avenue
                         Suite 200
                         Orlando, Florida 32801
                         Attention: J. Stephen Zepf

or to such other address as Lessee may hereafter designate in writing to Lessor.

29. Memorandum of Lease and Option. This Lease shall not be recorded, but the parties agree to execute a Memorandum of this Lease for recording purposes which shall set forth the commencement date, the term of the Lease and all extensions, a legal description of the location of the Premises and a description of Lessee's rights under this Lease, including the purchase option provided for in paragraph 26 of this Lease. If Lessee records the Memorandum of Lease and Option, Lessee agrees to pay all related recording fees and taxes.

30. Attorneys' Fees. In any litigation between the parties regarding this Lease, the losing party agrees to pay to the prevailing party its reasonable attorneys' fees and expenses of litigation. For purposes of this Paragraph, a party is to be considered the prevailing party if:

      a. It initiated the litigation and obtains (by judgment oral agreement) substantially the relief sought; or

      b. It did not initiate the litigation and the other party does not obtain (by judgment or agreement) substantially the relief sought.

31. Waiver of Rights. No failure of Lessor to exercise any power given Lessor hereunder, or to insist upon strict compliance by Lessee with its obligations hereunder, and no custom or practice of the parties at variance with the terms hereof shall constitute a waiver of Lessor's right to demand exact compliance with the terms hereof.

32. Rights Cumulative. All rights, powers and privileges conferred hereunder upon the parties hereto shall be cumulative but not restrictive to those given by law.

33. Time of Essence. Time is of the essence of this Agreement.

34. Definitions. "Lessor" as used in this Lease shall include first party, its heirs, representatives, assigns, and successors in title to the Premises. "Lessee" shall include second party, its assigns and successors, and if this Lease shall be validly assigned, or sublet, shall include also Lessee's assignees or sub-lessees, as to the Premises covered by such assignment or sub-lease. "Lessor" and "Lessee" include male and female, singular and plural, corporation, partnership or individual, as may fit the particular parties.

35. Miscellaneous. This Lease contains the entire agreement of the parties hereto, and no representations, inducements, promises or agreements, oral or otherwise, between the parties, not embodied herein, shall be of any force or effect.

      If any term, covenant or condition of this Lease or the application thereof to any person, entity or circumstance shall; to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, covenant, or condition to persons, entities or circumstances other than those which or to which sued may be held invalid or unenforceable, shall not be affected thereby, and each term, covenant or condition of this Lease shall be valid and enforceable to the fullest extent permitted by law.

      IN WITNESS WHEREOF, the parties herein have executed this Lease on the day and year first above written.

                                                JEM-REALTY, INC.


                                                By: /s/ James D. Davis
                                                   ----------------------------
                                                Its: President
                                                     --------------------------

                                                STANWOOD INTERESTS LIMITED
                                                 PARTNERSHIP

                                                By: Stanreal, LLC,
                                                    its General Partner


                                                    /s/ Michael L. Stanwood
                                                   ----------------------------
                                                   Michael L. Stanwood

                                                HUGHES SUPPLY, INC.


                                                By: David H. Hughes
                                                   ----------------------------
                                                Its: Chairman
                                                     --------------------------

STATE OF ALABAMA       )

COUNTY OF JEFFERSON    )

      I, the undersigned Notary Public in and for said County, in said State, hereby certify that James D. Davis, whose name as Vice-President of JEM-REALTY, INC., a Delaware corporation, is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he as such officer and with full authority, executed the same voluntarily for and as the act of said corporation on the day the same bears date.

      Given under my hand and official seal, this 13th day of May, 1996.


                                        /s/ Robert A. Paine
                                        --------------------------------
                                        Notary Public
                                        My Commission Expires:
                                                  2-2-98
                                        ---------------------------------

STATE OF ALABAMA      )

COUNTY OF JEFFERSON   )


      I, the undersigned Notary Public in and for said County, in said State, hereby certify that MICHAEL L. STANWOOD, whose name as President of STANREAL, LLC, a Texas limited liability company, the General Partner of STANWOOD INTERESTS LIMITED PARTNERSHIP, a Texas limited partnership, is signed to the foregoing instrument and who is known to me, acknowledged before me an this day that, being informed of the contents of said instrument, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation on the day the same bears date.

      Given under my hand and official seal, this 13th day of May, 1996.


                                        /s/ Robert A. Paine
                                        --------------------------------
                                        Notary Public
                                        My Commission Expires:
                                                  2-2-98
                                        --------------------------------

STATE OF ALABAMA       )

COUNTY OF JEFFERSON    )

      I, the undersigned Notary Public in and for said County, in said State, hereby certify that David H. Hughes, whose name as Chairman of Hughes Supply, Inc., a Florida corporation, is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he as such officer and with full authority, executed the same voluntarily for and as the act of said corporation on the day the same bears date.

      Given under my hand and official seal, this 13th day of May, 1996.


                                        /s/ Robert A. Paine
                                        --------------------------------
                                        Notary Public
                                        My Commission Expires:
                                                  2-2-98
                                        --------------------------------

                       EXHIBIT A LEGAL DESCRIPTION OF LAND

Lying and being in the City of Charlotte, Mecklenburg County, North Carolina and being more particularly described as follows:

Being all of Lots 1 and 2 of Block C of Garden Acres Subdivision as same is shown on a map thereof recorded in Map Book 4, Page 201, Mecklenburg County Public Registry.

LESS AND EXCEPT THE FOLLOWING:

                    LEGAL DESCRIPTION OF BUILDING FOOTPRINT

      That certain one-story brick building located in Charlotte, Mecklenburg County, North Carolina, with a foundation footprint more particularly described as follows:

      BEGINNING at a point on the northernmost corner of the building, said point being located S. 55-22-19 W. 68.49 feet from an old iron located in the proposed right of way margin of Pressley Road, said iron also being the common corner with property owned, now or formerly, by Exit Fourteen Associates (Deed Book 4815, Page 634); thence from said Point of Beginning
      S. 51-52-14 E. 45.60 feet to a point; thence S. 38- 15-01 W. 3.00 feet to a point; thence S. 51-52-14 E. 12.00 feet to a point; thence N. 38-15-01
      E. 3.00 feet to a point; thence S. 51-52-14 E. 31.30 feet to a point; thence S. 38-15- 01 W. 109.00 feet to a point; thence N. 51-52-14 W.
      130.20 feet to a point; thence N. 59-05-12 E. 116.50 feet to the Point and Place of Beginning, all as shown on that certain survey for JR4 Realty, Inc. dated January 26, 1994, last revised May 10, 1994 by Carolina Surveyors, Inc. (Hugh E. White, Jr., NCRLS).

      TOGETHER WITH an easement for adjacent and subjacent support from the Land described above, and a non-exclusive, perpetual easement over and across the Land for the purposes of (i) a.CC.98, regress, egress, regress, both vehicular and pedestrian to the Building, (ii) maintenance, improvement, replacement and repair of the Building and. its appurtanances (i.e., docks steps, porches) and (iii) parking of automobiles and trucks in the Exclusive Area, as defined in the Reciprocal Easement and Operating Agreement recorded contemporaneously herewith.

      TOGETHER WITH all rights and obligations as landlord under that certain lease between Ronald W. Kurstin and Jay Sadofsky, as landlord, and Southern School Supply, Inc. (successor to Stone Southern School Supply), as tenant, dated September 30, 1988.

LESS AND EXCEPT THE FOLLOWING:

                         LEGAL DESCRIPTION OF AIR RIGHTS


      The air space above grade over that certain tract or parcel of land lying and being in the City of Charlotte, Mecklenburq County, North Carolina and being more particularly described as follows:

      Beginning at an old iron located in the proposed right of way margin of Pressley Road, said iron also marking the common corner with property owned, now or formerly, by Exit Fourteen Associates (Deed Book 4815, Page
      634), thence N. 72-06-34 W. 76.38 feet to a point in Pressley Road: thence
      S. 37-53-00 W. 279.38 feet, crossing the proposed right of way margin of Pressley Road at 38.48 feet, to a point: thence N. 51-52-14 W. 168.98 feet to a point on the common boundary of property owned by Exit Fourteen Associates, now or formerly; thence N. 58-56-07 E. 270.59 feet to the Point or Place of Beginning, containing .721 acres all as shown on #at certain As Built Survey for JEM Realty, Inc., dated January 26, 1994, last revised May 10, 1994 by Carolina Surveyor's, Inc. (Hugh E. White, Jr., NCRLS).

      The Building and Air Rights have been conveyed from Grantor to J. David Fortenbery by deed, recorded simultaneously herewith.

TOGETHER WITH all rights and privileges accruing under that certain Reciprocal Easement and Operating Agreement by and between Ronald W. Kurstin and Jay Sadofsky, as owner of the Land, and J. David Fortenbery, as owner of the Building and Air Rights, dated as of the dated hereof and recorded prior hereto.

                                      -5-


                                    EXHIBIT B

                                      [MAP]

                                  April 1, 1999

VIA CERTIFIED MAIL
RETURN RECEIPT REQUESTED                  VIA OVERNIGHT MAIL

Jem-Realty, LLC                           Stanwood Interests Limited Partnership
320 Park Place Tower                      c/o Michael L. Stanwood
2001 Park Place North                     8505 Monroe Road
Birmingham, AL  35203                     Houston, TX 77061

            Re:      Branch No. 9011 Southwest Carbon & Alloy
                     Lease Agreement dated May 13, 1996 by and between Jem-Realty, Inc., and Stanwood Interests Limited Partnership, as Lessor, and Hughes Supply, Inc., as Lessee ("Lease")

Dear Sirs:

            Pursuant to Section 3 of the above referenced Lease, please be advised that Hughes Supply, Inc. has elected to extend the term of the Lease for an additional five (5) years. The extended term will commence May 13, 1999 and will expire May 12, 2004, and will be on all of the terms and conditions of the Lease.

            Please sign and date the Landlord Consent at the bottom of this letter and return it by overnight mail in the enclosed Federal Express envelope. Thank you for your assistance with this matter.

                                            Very truly yours,


                                            Mark Scimeca,
                                            Associate General Counsel

Enclosure

c:         Steve Armer, Branch Manager (via inter-branch mail)
           Jeff Clyne, General Manager (via inter-branch mail)
           Benjamin P. Butterfield, Esquire (via hand delivery)

           Landlord Consent:

           Accepted and Agreed to by:
           Jem-Realty, LLC

       By: _________________________________         Date:_______________
           Landlord

           Landlord Consent:

           Accepted and Agreed to by:
           Stanwood Interests Limited Partnership

       By: _________________________________         Date:_______________
           Landlord

                                 March 19, 1999

VIA CERTIFIED MAIL
RETURN RECEIPT REQUESTED                  VIA OVERNIGHT MAIL

Jem-Realty, LLC                           Stanwood Interests Limited Partnership
320 Park Place Tower                      c/o Michael L. Stanwood
2001 Park Place North                     8505 Monroe Road
Birmingham, AL  35203                     Houston, TX 77061

           Re:       Branch No. 9017 Charlotte-Multalloy
                     Lease Agreement dated May 13, 1996 by and between Jem-Realty, Inc., and Stanwood Interests Limited Partnership, as Lessor, and Hughes Supply, Inc., as Lessee ("Lease")

Dear Sirs:

           Pursuant to Section 3 of the above referenced Lease, please be advised that Hughes Supply, Inc. has elected to extend the term of the Lease for an additional three (3) years. The extended term will commence May 13, 1999 and will expire May 12, 2002, and will be on all of the terms and conditions of the Lease.

           Please sign and date the Landlord Consent at the bottom of this letter and return it by overnight mail in the enclosed Federal Express envelope. Thank you for your assistance with this matter.

                                            Very truly yours,


                                            Mark Scimeca,
                                            Associate General Counsel

Enclosure

c:         Greg Ogburn, Branch Manager (via inter-branch mail)
           Benjamin P. Butterfield, Esquire (via hand delivery)

           Landlord Consent:

           Accepted and Agreed to by:
           Jem-Realty, LLC

       By: ______________________________            Date:_______________
           Landlord

           Landlord Consent:

           Accepted and Agreed to by:
           Stanwood Interests Limited Partnership

       By: ______________________________            Date:_______________
           Landlord

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

      THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Assignment"), made and entered into as of December 31, 2001 (the "Effective Date") by and between HUGHES SUPPLY, INC., a Florida corporation (the "Assignor"), and HSI NORTH CAROLINA, LLC, a North Carolina limited liability company ("Assignee").

                              W I T N E S S E T H:

      WHEREAS, due to legal, tax and compliance costs in North Carolina, Assognor has decided to convey its assets in North Carolina to a newly formed North Carolina linited liability company; and

      WHEREAS, Assignor and Assignee desire for Assignor to assign all of Assignor's rights, title and interest in and to all real property leases including without limitation to those leases set forth in Exhibit "A", attached hereto and incorporated herein by this reference located in North Carolina (collectively, "Leases") to Assignee and for Assignee to receive and assume such rights, title and interest to the Leases;

      NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

      1. Assignment by Assignor. From and after the Effective Date, Assignor hereby assigns, transfers and sets over to Assignee all of Assignor's rights, title and interest in and to all of the Leases.

      2. Assumption by Assignee. From and after the Effective Date, Assignee hereby accepts the foregoing assignment of and assumes the Leases.

      3. Governing Law. This Assignment shall be construed and enforced in accordance with the laws of North Carolina, but without regard to principles of such laws relating to conflicts of laws. Any action to construe or enforce this Assignment shall be brought in the proper court in the State of North Carolina.

      4. Counterparts. This Assignment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original and all of which shall together constitute one and the same agreement.

      5. Notwithstanding anything to the contrary contained herein, nothing contained herein shall release Assignor from any Lease or other obligation Assignor may have to any third party.

      IN WITNESS WHEREOF, the parties have hereunto set their hands and seals as of the day and year first above written.

                                           "Assignor"

                                           HUGHES SUPPLY, INC.,

                                           By: Benjamin P. Butterfield
                                           Name: Benjamin P. Butterfield
                                           Title: Secretary & General Counsel


                                           "Assignee"

                                           HSI NORTH CAROLINA, LLC

                                           By: Benjamin P. Butterfield
                                           Name: Benjamin P. Butterfield
                                           Title: Secretary

                                   EXHIBIT "A"

Lease Agreement dated April 3, 2000 between Troy B. Carter ("Landlord") and Hughes Supply, Inc. ("Tenant") for real property located in Fayetteville, N.C.

Lease Agreement dated October 1, 1998 between Walker S. Stone d/b/a Liberty Warehouses ("Landlord") and Hughes Supply, Inc. ("Tenant") for real property located in Durham, N.C.

Lease dated March 7, 2001 between Cabot Industrial Properties, L.P. ("Landlord") and Hughes Supply, Inc. ("Tenant"), as amended and assigned, for real property located in Monroe, North Carolina

Lease dated February 1, 1998 between Five Points Corporation
("Landlord") and Hughes Supply, Inc. ("Tenant") for certain real property located in Albermarle, North Carolina

Lease dated January 1, 2000 between Sloan Properties, LLC ("Landlord") and Hughes Supply, Inc. ("Tenant") for that certain real property located in Thomasville, North Carolina

Lease dated January 28, 1994 between Swaim Investment Company ("Landlord") and Hughes Supply, Inc. successor by merger to Swaim Supply Company ("Tenant") for that certain real property located in High Point, North Carolina

Lease dated January 28, 1994 between Swaim Investment Company ("Landlord") and Hughes Supply, Inc. successor by merger to Swaim Supply Company ("Tenant"), as amended, for that certain real property located in Salisbury, North Carolina

Lease dated January 28, 1994 between Swaim Investment Company ("Landlord") and Hughes Supply, Inc. successor by merger to Swaim Supply Company ("Tenant"), as amended, for that certain real property located in Henderson, North Carolina

Lease dated March 20, 2000 between CHP of Goldsboro, LLC ("Landlord") and Hughes Supply, Inc. ("Tenant") for that certain real property located in Goldsboro, North Carolina

Lease dated May 24, 2001 between Stratford Industrial Associated, LLC ("Landlord") and Hughes Supply, Inc. ("Tenant") for that certain real property located in Winston Salem, North Carolina

Lease dated January 19, 1999 between Mr. Kirby M. Crooke and Mrs. Mary Jane Crooke ("Landlord") and Hughes Supply, Inc. ("Tenant") for real property located in Monroe, North Carolina

Lease dated March 1, 1999 between W & W Investments ("Landlord") and Hughes Supply, Inc. ("Tenant") for real property located in Rocky Mount, North Carolina

Lease dated March 1, 1999 between L & M Investments ("Landlord") and Hughes Supply, Inc. ("Tenant") for real property located in Rocky Mount, North Carolina

Lease dated October 31, 2001 between Manna Pro Corporation ("Landlord") and Hughes Supply, Inc. ("Tenant") for real property located in Stanford, North Carolina

Lease dated May 19, 1997 between Edbar Associates ("Landlord") and Hughes Supply, Inc. ("Tenant") for real property located in Ashville, North Carolina

Lease dated September 30, 1998 between Leonhardt Enterprises ("Landlord") and Hughes Supply, Inc. ("Tenant") for real property located in Concord, North Carolina

Lease dated May 13, 1996 between JEM-Realty, Inc. and Stanwood Interests Limited Partnership (collectively "Landlord") and Hughes Supply, Inc. ("Tenant"), as amended for real property located in Charlotte, North Carolina

Lease Agreement dated March 13, 1997 between Venture North, LLC ("Landlord") and Hughes Supply, Inc. ("Tenant") for that certain real property located in Wilmington, North Carolina

Sublease Agreement dated July 9, 1998 between Hughes Supply, Inc. ("HSI") and LeBleu Corporation ("Subtenant") for that certain real property located in Wilmington, North Carolina

Lease Agreement dated December 1, 1997 between I.L. Smith Construction, Inc. ("Landlord") and Hughes Supply, Inc. ("HSI")

Sublease Agreement dated January 12, 2001 between Hughes Supply, Inc. ("Sublandlord") and Southeast Ocean Pools, Inc. for that certain real property located in Leland, North Carolina


ORL1 #696007 v2

                                                                   Exhibit 10.24
                                                                    Sub-ITEM (b)

STATE OF TEXAS
                                                                 La Porte, Texas
COUNTY OF HARRIS

                                LEASE AGREEMENT

      THIS LEASE (this "Lease") made this the 13th day of May, 1996, by and between JEM-REALTY, INC., a Delaware corporation, and STANWOOD INTERESTS LIMITED PARTNERSHIP, a Texas limited partnership, collectively first party, hereinafter referred to as "Lessor," and HUGHES SUPPLY,INC., a Florida corporation, second party, hereinafter referred to as "Lessee."

                              W I T N E S S E T H:

1. Premises. Lessor, for and in consideration of the rents, covenants, agreements, and stipulations hereinafter mentioned, reserved and contained, to be paid, kept and performed by Lessee, has leased and rented, and by these presents does lease and rent, unto said Lessee, and said Lessee hereby agrees to lease and take upon the terms and conditions which hereinafter appear, the following described property (hereinafter called "Premises") and personal property as hereinafter set forth.

      The Premises consists of real property and improvements located at 11835 West Fairmont Parkway, LaPorte, Texas 77571, including, without limitation, approximately 2.323 (plus or minus) acres of real property described in Exhibit A to this Lease together with the warehouse and office facility and other improvements thereon described in Exhibit B to this Lease.

2. Warranties. Lessor warrants that Lessor owns the premises in fee simple and has the right to enter into this Lease; that the Premises are free from liens and encumbrances except (for utility easements and unviolated restrictive covenants which do not materially adversely affect Lessee's intended use of the Premises; that the Premises abuts one or more publicly dedicated roads; that the Premises do not, as of the date of this Lease, and will not, by reason of the commencement of the term of this Lease, fail to conform to all applicable building ordinances, laws and regulations in any respect which will materially adversely interfere with Lessee's use of the Premises for its intended purposes; that Lessee's proposed use of the Premises is consistent with the zoning classification applicable to the Premises; that Lessor's past and current uses of the Premises comply with federal, state and local environmental laws and regulations; that Lessor has not received a citation from any regulatory agency for noncompliance with environmental laws; that Lessor has no knowledge of the presence of fuel storage tanks or of hazardous, toxic, dangerous, or carcinogenic materials, substances or contaminants, formaldehyde, polychlorinated biphenyls ("PCBs"), lead, lead dust, asbestos, asbestos containing materials ("ACMs"), oil, gasoline, other petroleum products or byproducts, radon or other similar materials or substances (collectively "Hazardous Materials") on, in or under the Premises and has no knowledge of any contamination present on, in or under the Premises; and covenants that Lessee, provided it performs all of its obligations under this Lease, will peaceably and quietly enjoy the Premises during the Lease term without any disturbance from Lessor, anyone claiming by, through or under Lessor, or any other party, except as otherwise specifically provided in this Lease. If any of title exceptions to the Premises are hereinafter found to exist, such exceptions will not materially affect Lessee's use of the Premises.

3. Term. The initial term of this Lease shall be for three (3) years, said term to begin on the 13th day of May, 1996 (the "Commencement Date") and end on the 12th day of May, 1999 (the "Initial Term"). The Initial Term of this Lease may be extended, at the option of the Lessee, for up to two (2) successive periods of three (3) years (each such period of three (3) years herein sometimes referred to as an "Extended Term") as follows:

              First Extended Term  - May 13, 1999 to May 12, 2002.

              Second Extended Term - May 13, 2002 to May 12, 2005.

      The option to extend shall be exercised by the Lessee by giving notice to the Lessor not more than twelve (12) nor less than six (6) months prior to the expiration of the then existing term. Each Extended Term shall be upon the same terms, covenants, and conditions as provided in the Lease. Any termination of this Lease during the Initial Term or any Extended Term shall terminate all rights of any further extension hereunder. The use of the word "Term" herein shall be deemed to include the Initial Term as well as any Extended Term.

4. Rental rent for the Premises, Lessee shall pay to Lessor in advance on the first day of each calendar month of the Term the sum of $3,800.00 per month, being at the rate of $45,600.00 per annum; provided, however, on each anniversary of the Commencement Date during the Term, the annual rent shall be increased over the rent for the prior lease year by an amount equal to the percentage increase in the CPI from the first month of the previous lease year to such anniversary date. Such adjustment, however, shall not result in any instance in a reduction of the annual rent, nor shall any annual rent adjustment result in an increase in the annual rent by an amount in excess of 3% of the previous year's rent.

      For purposes of this Lease, "CPI" refers to the Consumer Price Index for All Urban Consumers (CPI-U), All Items, US City Average (1982-1984 equals 100), published by the United States Department of Labor, Bureau of Labor Statistics. If the CPI is discontinued, such other index as published by the Department of Labor, Bureau of Labor statistics, or its successor agency, in substitution therefor or replacement thereof shall be used for making said computations. If the Department of Labor or its successor agency shall no longer maintain such statistics, comparable statistics published by a responsible financial periodical or recognized authority selected by the Lessor and Lessee shall be used for making said computations. If the base years "(1982-1984 equals 100)" or other base year used in computing the Index is changed, the figures used in making said adjustment shall be changed accordingly so that all increases in the CPI, or any substituted or replacement index, as the case may be, are taken into account notwithstanding any such change in the base year.

5. Utility Bills. Lessee shall pay all utility bills of all types, including, but not limited to, water and sewer, natural gas, electricity and sanitary pick up bills for the Premises, or used by Lessee in connection therewith. If Lessee does not pay same, Lessor may pay the same, and such payment shall be added to the rental of the Premises.

6. Ad Valorem Taxes. Lessee shall pay all real property taxes, special and general assessments, water and sewer assessments and other rents, rates, and changes and other guaranteed impositions of every kind and nature extraordinary as well as ordinary relating to the premises or any business conduct thereon. Lessee shall also pay any and all ad valorem taxes assessed against the personal property located on the Premises during the Term.

7. Insurance. Lessee will carry, at Lessee's sole cost and expense, "All Risk" Insurance Coverage on the Premises in an amount not less than the full insurable value. The term "full insurable value" shall mean the actual replacement cost, excluding foundation and excavation costs, as determined by Lessor. Such policies shall name Lessor as an additional named insured.

      All insurance provided for in this Lease shall be effected under enforceable policies issued by insurers of recognized responsibility licensed to do business in this state. At least fifteen (15) days prior to the expiration date of any policy, the original renewal policy for such insurance shall be delivered by Lessee to Lessor. With fifteen (15) days after the premium on any policy shall become due and payable, Lessor shall be furnished with satisfactory evidence of its payment.

      If Lessee provides any insurance required by this Lease in the form of a blanket policy, Lessee shall furnish satisfactory proof that such blanket policy complies in all respects with the provisions of this Lease and that the coverage thereunder is at least equal to the coverage which would be provided under a separate policy covering only the Premises.

      If Lessor so requires, the policies of insurance provided for shall be payable to the holder of any mortgage, as the interest of such holder may appear, pursuant to a standard mortgagee clause. All such policies shall, to the extent obtainable, provide that any loss shall be payable to Lessor or to the holder of any mortgage notwithstanding any act or negligence of Lessee which might otherwise result in forfeiture of such insurance. All such policies shall, to the extent obtainable, contain an agreement by the insurers that such policies shall not be cancelled without at least thirty (30) days prior written notice to Lessor and to the holder of any mortgage to whom loss hereunder may be payable.

      Lessee will carry at Lessee's own expense insurance coverage on all equipment, fixtures and appliances.

8. Maintenance and Repairs by Lessee. Lessor warrants as of the Commencement Date of this Lease that the Premises are structurally sound and that all lighting and all operating systems are in good condition and are not in need of repair. Except as set forth in Paragraph 9, Lessee shall, at it's own expense, keep and maintain the interior of the Premises, including all systems pertaining to water, sewer, electrical, heating, ventilation, air conditioning and lighting. Lessee shall also perform exterior lawn maintenance. It is the intent of the parties that Lessee shall only be required to make minor repairs not repairs or replacements which are structural in nature, extra ordinary or capital in nature, or those which will increase the value of the Premises subsequent to the end of the Term. In addition, the Lessee shall not be required to repair latent defects in the Premises.

9. Repairs by Lessor. Lessor agrees to maintain and keep in good repair the roof, exterior walls, structural supports (including foundations), exterior doors of any and all buildings located on the Premises, and all water or sewer pipes located underground or in the slab, sidewalks, parking lots, driveways and other vehicular access and maneuvering areas. Lessor shall also be responsible for any repairs or replacements which are structural in nature, which are extraordinary or capital in nature, which will increase the value of the Premises subsequent to the end of the Term and any other repairs not expressly delegated to Lessee in this Lease. Lessor shall also promptly clean up and dispose of any Hazardous Materials found on, in or under any portion of the Premises and remediate the Premises to comply with any and all environmental laws applicable thereto, and to pay for all clean-up and disposal costs at no cost to Lessee, unless directly caused by Lessee, its employees, agents or contractors.

10. Destruction of or Damage to the Premises. If the Premises are totally destroyed by storm, fire, lightning, earthquake or other casualty, this Lease shall terminate as of the date of such destruction, and rental shall be accounted for as between Lessor and Lessee as of that date. If the Premises are damaged, but not wholly destroyed by any of such casualties, rental shall abate in such proportion as use of the Premises has been destroyed, and Lessor shall restore the Premises to substantially the same condition as before the damage as speedily as practicable, whereupon full rental shall recommence; provided further, however, that if the damage shall be so extensive the same cannot be reasonably repaired and restored within three (3) months time from the date of the casualty, then either Lessor or Lessee may cancel this Lease by giving written notice to the other party within thirty (30) days from the date of such casualty. And, in such event, rental shall be apportioned and paid up to the date of such casualty.

11. Modifications and Alterations to the Premises. No modifications, alterations, or improvements to the building or openings cut through the roof are allowed without the prior written consent of Lessor, which consent shall not be unreasonably withheld or delayed.

12. Removal of Fixtures. Lessee may (if not in default hereunder) prior to the expiration of this Lease, or any extension thereof, remove all personal property, fixtures and equipment which Lessee has placed in the Premises, provided Lessee repairs all damages to the Premises caused by such removal

13. Return of the Premises.. Lessee agrees to return the Premises to Lessor at the expiration, or prior termination, of this Lease in good condition and repair, reasonable wear and tear, damage by storm, fire, lightning, earthquake or other casualty alone excepted.

14. Condemnation. If the whole of the leased Premises, or such portion thereof as will make the Premises unusable for the purpose herein leased, be condemned by any legally constituted authority for any public use or purpose or if Lessor sells the Premises under threat of condemnation, then in either of said events, the Term shall cease from the time when possession thereof is taken by public authorities, and rental shall be accounted for as between Lessor and Lessee as of that date. Such termination, however, shall be without prejudice to the rights of either Lessor or Lessee to recover compensation and damage caused by condemnation from the condemnor. It is further understood and agreed that neither Lessee, nor Lessor, shall have any rights in any award made to the other by any condemnation authority.

      If there is a partial taking and if it is not so extensive as to render the remaining portion (after restorations) unsuitable for the business of Lessee, then this Lease shall continue in effect and Lessor, upon receipt of the award in condemnation, will expeditiously commence and complete all necessary repairs and restorations to the building on the Premises so as to constitute the portion of the building not taken a complete architectural unit and restore it as nearly as practicable to its prior condition; provided, however, that such work does not exceed the scope of the original construction of the building, and Lessor will not be under any duty to expend amounts in excess of the award received by Lessor. Rent, taxes and other charges payable by Lessee will equitably abate while Lessor's repairs and restorations are in process. If a partial taking consists only of a street widening or utility easement which does not materially affect Lessee's use of the Premises, this Lease will continue in full force and effect without abatement of rent, taxes or other charges.

15. Governmental Orders. Lessee agrees, at its own expense and solely in relation to those portions of the Premises which Lessee is required to maintain or repair under Paragraph 8, to promptly comply with all requirements of any legally constituted public authority made necessary by reason of Lessee's specific use of said Premises. Notwithstanding the foregoing, the Lessee shall not be liable for: (a) repairs, alterations, replacements or retrofitting required by the accessibility or path of travel requirements set forth in Title III of the Americans With Disabilities Act of 1990, 42 USC ss. 2101, et seq. and regulations and guidelines promulgated thereunder, as amended from time to time (collectively referred to as "ADA"); (b) removal or abatement of ACMs; (c) repairs, alterations or replacements required to comply with federal, state or local indoor air quality laws, rules or regulations; (d) repairs or replacements incident to CFC conversions for heating and cooling systems; (e) installation of fire sprinkler systems; or (f) repairs, alterations or replacements described in Paragraph 9. Lessor agrees to promptly comply with any other governmental or regulatory requirements if not made necessary by reason of Lessee's occupancy of the Premises or relating to those portions of the Premises which Lessor is required to maintain or repair under Paragraph 9.

16. Assignment. Except as set forth below, Lessee may not assign this Lease, or any interest thereunder, or sublet the Premises in whole or in part without prior written notice to Lessor of its intent to assign or sublease. Lessee may
(a) sublet all or part of the Premises to any corporation, the majority of whose shares are owned by Lessee, during the period of such majority ownership only or
(b) assign this Lease to any corporation which owns more than fifty percent (50%) of Lessee's issued and outstanding shares, or which succeeds to the entire business of Lessee through purchase, merger, consolidation or reorganization, or to any affiliate sharing common majority ownership with the Lessee. Subtenants or assignees shall become liable directly to Lessor for all obligations of Lessee hereunder, without relieving Lessee's liability.

17. Mortgagee's Rights. Lessee's rights shall be subject to any bona fide mortgage or deed to secure debt which is now, or may hereafter be, placed upon the Premises by Lessor, and Lessee agrees, at Lessor's cost, to execute and deliver such documentation as may be reasonably required by any such mortgagee to effect any subordination. Provided, however, as a condition to such subordination, Lessor must secure from each mortgagee a nondisturbance agreement acceptable to Lessee providing that in the event of a foreclosure the mortgagee will recognize the validity of this Lease and, provided that Lessee is not in default, will not disturb Lessee's possession or its rights under this Lease.

18. Use of the Premises. The Lessee may use the Premises for office/warehouse and distribution purposes, including outdoor storage, or for any other lawful purpose. The Premises shall not be used for any illegal purposes, nor in any manner to create any nuisance or trespass; nor in any manner to vitiate the insurance, based on the above purposes for which the Premises are leased.

19. Signs. Lessee shall have the right to erect at Lessee's sole expense a sign at the entrance to the Premises. This sign shall not be other than a customary trade sign identifying the business of Lessee. The erection of this sign by Lessee shall be subject to and in conformity with all applicable laws, zoning ordinances and building restrictions or covenants of record. On or before termination of this Lease, Lessee shall remove the sign thus erected, and shall repair any damage or disfigurement, caused by such removal.

20. Reservation of Right to Sell. Lessor shall have the right to sell the Premises during the term of this Lease, subject to the following:

      a. Lessor agrees to give notice of each proposed sale, including the purchase price and all other terms and conditions, to Lessee;

      b. Lessee will have the right to purchase the Premises at the purchase price and on the other terms and conditions offered by Lessor or offered to Lessor by the third party (which offer Lessor wishes to accept), by giving notice to Lessor within 20 business days after Lessor has notified Lessee of the terms of Lessor's proposed sale; and

      c. If Lessee does not give notice of the exercise of its option within such time, Lessor will have the right to sell the Premises upon the terms stated in the offer made or received by Lessor, but not upon terms more favorable to the purchaser, unless Lessor again gives notice pursuant to subparagraph a, above, and Lessee does not exercise its option based upon the new terms.

21. Entry for Carding, etc. Lessor may card the Premises "For Rent" or "For Sale" ninety (90) days before the termination of this Lease. Lessor may enter the Premises at reasonable hours during the term of this Lease to exhibit the same to prospective purchasers and to make repairs required of Lessor under the terms hereof.

22. Indemnity. Lessor agrees to indemnify and save harmless Lessee and its parents, subsidiaries, affiliates, directors, officers, employees, agents, servants, attorneys and representatives from any and all claims, causes of action, damages, fines, judgments, penalties, costs (including environmental clean-up costs and response costs), liabilities, expenses or losses (including without limitation, reasonable attorneys' fees and expenses of litigation) arising during or after the Term: (a) as a result of any violation by Lessor of any applicable federal, state or local environmental laws or regulations, as now or hereinafter in effect, regulating, relating to or imposing liability or imposing standards of conduct concerning any Hazardous Materials ("Environmental Laws") relating to the Premises; or (b) as a result of the presence, disturbance, discharge, release, removal or cleanup of Hazardous Materials as a result of environmental contamination or other similar conditions which occurred or first arose prior to commencement of the Term and during the period of Lessor's ownership of the Premises; or (c) as a result of any violation of the accessibility or path of travel requirements imposed by ADA; or (d) as a result of any of Lessor's representations and warranties being untrue. These indemnities shall survive the expiration, cancellation or termination of the Lease.

      Lessee agrees to indemnify and save harmless Lessor and its stockholders, affiliates, directors, officers, employees, agents, servants, attorneys and representatives from any and all claims, causes of action, damages, fines, judgments, penalties, costs (including environmental clean-up costs and response costs), liabilities, expenses or' losses (including without limitation, reasonable attorneys' fees and expenses of litigation) arising during or after the Term: (a) as a result of Lessee's use and occupancy of the Premises, including, without limitation, any violation by Lessee of any Environmenta1
Laws relating to the Premises; or (b) as a result of the presence, disturbance, discharge, release, removal or cleanup of Hazardous Materials as a result of environmental contamination or other similar condition which occurred or first arose after the commencement of the Term. These indemnities shall survive for a period of three (3) years following the expiration, cancellation or termination of this Lease,

23. Cancellation of Lease by Lessor. It is mutually agreed that in the event:

      a The rent herein reserved is not paid at the time and place when and where due and Lessee fails to pay said rent within five (5) days after written demand from Lessor, or

      b. Lessee shall fail to comply with any material term, provision, condition, or covenant of this Lease, other than the payment of rent, and shall not cure such failure within thirty (30) days after notice to Lessee of such failure to comply or such additional time period as may reasonably necessary to effect a cure of the default provided that Lessee commences and diligently pursues a cure of the default; or

      c. Lessee causes any lien to be placed against the Premises and does not cure the same within thirty (30) days after notice from Lessor to Lessee demanding cure; in any of such events, Lessor shall have the option to do any of the following, in addition to, and not in limitation of any other remedy permitted by law or by this Lease:

            i. Lessor may terminate this Lease, in which event Lessee shall immediately surrender the Premises to Lessor. Lessee agrees to indemnify Lessor for all loss and damage which Lessor may suffer by reason of such termination, whether through inability to relet the Premises, or through decrease in rent, or otherwise; or

            ii. Lessor, as Lessee's agent, without terminating this Lease, may terminate Lessee's right of possession, and, at Lessor's option, enter upon and rent the Premises at the best price obtainable by reasonable effort, without advertisement and by private negotiations and for any term Lessor deems proper. Lessee shall be liable to Lessor for the deficiency, if any, between Lessee's rent hereunder and the price obtained by Lessor on reletting.

            Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law. In any case, Lessor shall use best efforts to mitigate Lessee's damages. Any notice in this provision may be given by Lessor or its attorney.

24. Effects of Termination of the Lease. No termination of this Lease prior to the normal ending thereof, by lapse of time otherwise, shall affect Lessor's right to collect rent for the period prior to the termination thereof.

25. Default of Lessor. Should Lessor fail to perform any of its obligations hereunder, Lessor shall have a period of 30 days after its receipt of written notice from Lessee of a failure of performance within which to commence a cure of that failure. Failure of Lessor to commence that cure within the 30-day period or to effect that cure within that 30-day period shall be an event of default under this Lease and Lessee may, at its option, elect to:

      a. Terminate this Lease upon 30 days written notice to Lessor;

      b. Bring an action to require specific performance of Lessor's obligations;

      c. Provide Lessor with an additional period of time within which to effect that cure;

      d. Commence such cure itself, and Lessee may either, at its option, offset any expenses it incurs in effecting such cure against the rent and other charges due and payable by Lessee hereunder, or require that Lessor immediately reimburse Lessee for its expenses; provided, however, in the event of an emergency, Lessee may immediately effect a cure of Lessor's failure should Lessor fail to act immediately to do so, without the requirement of any notice by Lessee to Lessor; and/or

      e. Pursue any other remedies provided herein or provided by law.

26. Purchase Option. Lessee shall have the option to purchase the Premises at Fair Market Value, payable in cash at closing, said option being exercisable by Lessee at any time during the Term by written notice given by Lessee to Lessor. If this option is exercised by Lessee, closing shall be held within sixty (60) days of the notice of exercise at a time and place, and on a date, reasonably satisfactory to Lessor and Lessee (the Term shall be extended, if necessary, through and including the date of closing). Title to the Premises shall be conveyed free of any liens or encumbrances, and subject only to current year's ad valorem taxes, applicable building restrictions, easements for utilities servicing the Premises, and such other conditions of title as may not, in Lessee's sole discretion, adversely affect the use of the Premises by Lessee or as may be approved by Lessee (the "Permitted Exceptions"). Immediately following the date of exercise of this option, Lessor shall furnish Lessee with a commitment for a standard owner's title insurance policy, ATLA Form B, reflecting only Permitted Exceptions and standard printed exceptions (the "Commitment"). Immediately following closing, Lessor shall furnish Lessee with an owner's title insurance policy issued in conformity with the Commitment. The cost of the title insurance Commitment and policy shall be borne by Lessor; provided, however, that the cost of any special endorsements shall be borne by Lessee; and, further provided, that if Lessee obtains a mortgage title insurance policy at closing, the cost of the combined owner's and mortgagee's policies shall be divided equally between Lessor and Lessee. Ad valorem taxes, rent due under the Lease, utilities and any insurance or other prepaid items assumed by the Lessee shall be prorated as of the date of closing. Title to the Premises shall be conveyed by general warranty deed in form acceptable for recording, subject only to the Permitted Exceptions. Lessor and Lessee shall each bear their respective costs in connection with exercise of the option and the closing, including attorney's fees. Lessee shall bear the cost of recording the deed, the cost of any survey obtained by Lessee, and all costs related to any financing obtained by Lessee. Except for any prepaid rent, Lessee is not entitled to a credit for rental payments paid by the Lessee during the Term of the Lease.

      The Lessor and Lessee shall attempt to determine the Fair Market Value by mutual agreement within fifteen (15) days after Lessee gives notice of its exercise of the option. However, if the parties cannot reach agreement on the Fair Market Value, the following provisions shall apply:

            a. Lessor and Lessee shall each select a qualified real estate appraiser within the next fifteen (15) days. Each appraiser must demonstrate to the reasonable satisfaction of both Lessor and Lessee that he has significant experience in appraising similar properties.

            b. The Fair Market Value shall be determined by the appraisers within thirty (30) days thereafter. Each of the appraisers shall be instructed to prepare an appraisal of the Premises in accordance with the following instructions: The method of valuing the property shall use any one or a combination of appropriate appraisal methodologies (i.e., replacement cost, comparable sales, and income); provided, however, that any valuation based upon the income approach (i.e., the capitalization of net rental amounts abstracted from comparable real estate leased for similar uses) shall exclude from consideration this Lease and the rental provided for herein. The appraised value is to be a single value, not a range of values and not a schedule of different values based upon different methodologies or different assumptions. The value of any alterations, additions or improvements to the Premises made by Lessee shall be included in the determination of Fair Market Value

If the appraised values determined by the two appraisers do not differ by more than ten percent (10%), the purchase price shall be the average of the two values. If the difference is more than ten percent (10%), and the two appraisers cannot agree upon a value (in which event such agreed value shall be binding upon Lessor and Lessee), the two appraisers shall select a third appraiser within fifteen (15) days thereafter. The third appraiser shall be instructed to select a value within the range of values established by the initial two (2) appraisals, within twenty (20) days after his appointment, following the instructions set forth above, and the Fair Market Value so selected by the third appraiser shall be binding upon Lessor and Lessee as the purchase price for the Premises.

27. Holding Over. If Lessee remains in possession of the Premises after expiration of the term hereof, with Lessor's acquiescence and without any express agreement of the parties, Lessee shall be a tenant-at-will at the rental rate in effect at end of the Lease; and there shall be no renewal of this Lease by operation of law.

28. Notices. Any notice given pursuant to this Lease shall be in writing and sent by ceitified mail to:

      a.    Lessor:     c/o Jem-Realty, Inc.
                        320 Park Place Tower
                        2001 Park Place
                        North Birmingham, Alabama 35203

or to such other address as Lessor may hereafter designate in writing to Lessee.

      b.    Lessee:     Hughes Supply, Inc.
                        20 North Orange Avenue
                        Suite 200
                        Orlando, Florida 32801
                        Attention: J. Stephen Zepf

or to such other address as Lessee may hereafter designate in writing to Lessor.

29. Memorandum of Lease and Option. This Lease shall not be recorded, but the parties agree to execute a Memorandum of this Lease for recording purposes which shall set forth the commencement date, the term of the Lease and all extensions, a legal description of the location of the Premises and a description of Lessee's rights under this Lease, including the purchase option provided for in paragraph 26 of this Lease. If Lessee records the Memorandum of Lease and Option, Lessee agrees to pay all related recording fees and taxes.

30. Attorneys' Fees. In any litigation between the parties regarding this Lease, the losing party agrees to pay to the prevailing party its reasonable attorneys' fees and expenses of litigation. For purposes of this Paragraph, a party is to be considered the prevailing party if:

      a. It initiated the litigation and obtains (by judgment oral agreement) substantially the relief sought; or

      b. It did not initiate the litigation and the other party does not obtain (by judgment or agreement) substantially the relief sought.

31. Waiver of Rights. No failure of Lessor to exercise any power given Lessor hereunder, or to insist upon strict compliance by Lessee with its obligations hereunder, and no custom or practice of the parties at variance with the terms hereof shall constitute a waiver of Lessor's right to demand exact compliance with the terms hereof.

32. Rights Cumulative. All rights, powers and privileges conferred hereunder upon the parties hereto shall be cumulative but not restrictive to those given by law.

33. Time of Essence. Time is of the essence of this Agreement.

34. Definitions. "Lessor" as used in this Lease shall include first party, its heirs, representatives, assigns, and successors in title to the Premises. "Lessee" shall include second party, its assigns and successors, and if this Lease shall be validly assigned, or sublet, shall include also Lessee's assignees or sub-lessees, as to the Premises covered by such assignment or sub-lease. "Lessor" and "Lessee" include male and female, singular and plural, corporation, partnership or individual, as may fit the particular parties.

35. Miscellaneous. This Lease contains the entire agreement of the parties hereto, and no representations, inducements, promises or agreements, oral or otherwise, between the parties, not embodied herein, shall be of any force or effect.

      If any term, covenant or condition of this Lease or the application thereof to any person, entity or circumstance shall; to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, covenant, or condition to persons, entities or circumstances other than those which or to which sued may be held invalid or unenforceable, shall not be affected thereby, and each term, covenant or condition of this Lease shall be valid and enforceable to the fullest extent permitted by law.

      IN WITNESS WHEREOF, the parties herein have executed this Lease on the day and year first above written.

                                                JEM-REALTY, INC.


                                                By: /s/ James D. Davis
                                                   ----------------------------
                                                Its: President
                                                     --------------------------

                                                STANWOOD INTERESTS LIMITED
                                                  PARTNERSHIP

                                                By: Stanrel, LLC,
                                                    its General Partner


                                                    /s/ Michael L. Stanwood
                                                   --------------------------
                                                   Michael L. Stanwood

                                                HUGHES SUPPLY, INC.


                                                By: /s/ David H. Hughes
                                                   ----------------------------
                                                Its: Chairman
                                                    ---------------------------

STATE OF ALABAMA       )

COUNTY OF JEFFERSON    )

      I, the undersigned Notary Public in and for said County, in said State, hereby certify that James D. Davis, whose name as President of JEM-REALTY, INC., a Delaware corporation, is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he as such officer and with full authority, executed the same voluntarily for and as the act of said corporation on the day the same fears date.

      Given under my hand and official seal, this 13th day of May, 1996.


                                        /s/ Robert A. Paine
                                        --------------------------------
                                        Notary Public Robert A. Paine
                                        My Commission Expires:
                                                 2-2-98
                                        ---------------------------------

STATE OF ALABAMA      )

COUNTY OF JEFFERSON   )

      I, the undersigned Notary Public in and for said County, in said State, hereby certify that MICHAEL L. STANWOOD, whose name as President, of STANREAL, LLC, a Texas limited liability company, the General Partner of STANWOOD INTERESTS LIMITED PARTNERSHIP, a Texas limited partnership, is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he as such officer and with full authority, executed the same voluntarily for and as the act of said corporation on the day the same bears date.

      Given under my hand and official seal, this 13th day of May, 1996.


                                        /s/ Robert A. Paine
                                        --------------------------------
                                        Notary Public Robert A. Paine
                                        My Commission Expires:
                                                 2-2-98
                                        ---------------------------------

STATE OF ALABAMA      )

COUNTY OF JEFFERSON   )

      I, the undersigned Notary Public in and for said County, in said State, hereby certify that David H. Hughes, whose name as Chairman of Hughes Supply, Inc., a Florida corporation, is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he as such officer and with full authority, executed the same voluntarily for and as the act of said corporation on the day the same bears date.

      Given under my hand and official seal, this 13th day of May, 1996.

                                        /s/ Robert A. Paine
                                        --------------------------------
                                        Notary Public Robert A. Paine
                                        My Commission Expires:
                                                 2-2-98
                                        ---------------------------------

                                   EXHIBIT A

                          METES AND BOUNDS DESCRIPTION

      Being a 2.323 acre (101,171 sq. ft.) tract of land comprising part of Richard Pearsall 1/3 League, A-625, La Porte, Harris County, Texas, and further described as all of that certain 2.319 acre tract conveyed by Friendswood Development Corporation to Cajun Investment on Feb. 10, 1983 (Harris County Clerk's File No. H 819145). The 2.323 acre tract as surveyed by H. Carlos Smith, Engineers & Surveyors, Inc. on October 11, 1993, is more particularly described by metes and bounds as follows;

      COMMENCING at Copperweld 3158 found at the intersection of the North right-of-way line of Fairmont Parkway (250' ROW) with the Northerly extension of the West right-of-way Line of Bay Area Boulevard (150' ROW) and being the Southeast corner of that certain 4.451 acre tract of land conveyed to Bayport Investors (HCCF No. G 816532).

      Thence S 86 degrees 52 minutes 54 seconds W (Reference Bearing); coincident with the North right-of-way line of Fairmont Parkway; a distance of
595.00 feet to a copperweld found for the Southeast corner of this 2.323 acre tract and the POINT OF BEGINNING.

      Thence S 86 degrees 52 minutes 54 seconds W; coincident with the North right-of-way line of Fairmont Parkway; a distance of 200.30 feet to a copperweld found for the Southwest corner of this 2.323 acre tract.

      Thence N 03 degrees 09 minutes 05 seconds W (Call N 03 degrees 07 minutes 06 seconds W) a distance of 505.14 feet to a Copperweld found for the Northwest corner of this 2.323 acre tract.

      Thence N 86 6 degrees 54 minutes 21 seconds E (Call N 86 degrees 56 minutes 22 seconds E) a distance of 200.30 feet (Call 200 feet) to a Copperweld found for the Northeast corner of this 2.323 acre tract.

      Thence S 03 degrees 09 minutes 05 seconds E (Call S 03 degrees 07 minutes 06 seconds E); coincident with the West boundary line of that certain 2.5497 acre Westinghouse Electric Corporation tract (HCCF No. H 428711); a distance of
505.06 feet (Call 504.94 feet) returning to the POINT OF BEGINNING.


                                 EXHIBIT A - Page 1 of 1

                                   EXHIBIT B

                                     [MAP]

                               Hughes Supply, Inc.
                       New Location Insurance Information
-------------------------------------------------------------------------------
      Please complete the following information required to establish insurance coverage for new branch locations:

1)    New branch name:                      Southwest Carbon & Alloy Houston
      Street (physical) address:            11835 Fairmont Parkway
      City, State, Zip Code:                LaPorte, TX 77571

      Location code (branch number):        009011
      Expected date branch will open:       May 13, 1996

2)    Maximum anticipated inventory value:                   $1,000,000.00
      Maximum anticipated furniture and fixtures value:      $    5,000.00
                                                             -------------
      Total contents value (total of above):                 $1,005,000.00
                                                             -------------

3)    Is this new location located within an already existing HSI branch?   No
      If yes, please disregard questions 4 through 9.

4)    Building construction type (metal, concrete, etc.):       Metal

5)    Approximate age of building (in years):                   15 years

6)    Total building square footage:                            10,000 sq. ft.

7)    Please check one of the following:

      |_|   (a) The building is owned by Hughes Supply, Inc. or leased from
                Hughes, Inc.

      |X|   (b) The building is leased korn an outside party (other than
                Hughes, Inc., and insurance coverage is required to be provided by Hughes Supply, Inc. under the terms of the lease agreement.

      |_|   (c) The building is leased from an outside party (other than
                Hughes, Inc.) and insurance coverage is not required to be provided by Hughes Supply, Inc. under the terms of the lease agreement.

8)    If you checked (a) or (b) in question 7 above, please indicate the value
      of the building:                                              $275,000.00

9)    If this new location replaces another existing location (i.e. due to a move) and the old location is no longer owned or occupied by Hughes Supply, Inc., please complete the following infomation:

      Old branch name:             _______________________
      Street (physical) address:   _______________________
      City, State, Zip Code:       _______________________

                                  April 1, 1999

VIA CERTIFIED MAIL
RETURN RECEIPT REQUESTED                  VIA OVERNIGHT MAIL

Jem-Realty, LLC                           Stanwood Interests Limited Partnership
320 Park Place Tower                      c/o Michael L. Stanwood
2001 Park Place North                     8505 Monroe Road
Birmingham, AL  35203                     Houston, TX 77061

           Re:       Branch No. 9011 Southwest Carbon & Alloy
                     Lease Agreement dated May 13, 1996 by and between Jem-Realty, Inc., and Stanwood Interests Limited Partnership, as Lessor, and Hughes Supply, Inc., as Lessee ("Lease")

Dear Sirs:

           Pursuant to Section 3 of the above referenced Lease, please be advised that Hughes Supply, Inc. has elected to extend the term of the Lease for an additional five (5) years. The extended term will commence May 13, 1999 and will expire May 12, 2004, and will be on all of the terms and conditions of the Lease.

           Please sign and date the Landlord Consent at the bottom of this letter and return it by overnight mail in the enclosed Federal Express envelope. Thank you for your assistance with this matter.

                                           Very truly yours,



                                           Mark Scimeca,
                                           Associate General Counsel

Enclosure

c:         Steven Armer, Branch Manager (via inter-branch mail)
           Jeff Clyne, General Manager (via inter-branch mail)
           Benjamin P. Butterfield, Esquire (via hand delivery)

           Landlord Consent:

           Accepted and Agreed to by:
           Jem-Realty, LLC

       By: ______________________________              Date:_______________
           Landlord

           Landlord Consent:

           Accepted and Agreed to by:
           Stanwood Interests Limited Partnership

       By: ______________________________              Date:_______________
           Landlord

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

      THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Assignment"), made and entered into as of May 13, 1996 by and between HUGHES SUPPLY, INC., a Florida corporation (the "Assignor"), and SOUTHWEST STAINLESS, L.P., a Delaware limited partnership ("the Assignee").

                              W I T N E S S E T H:

      WHEREAS, Assignor and Assignee desire for Assignor to assign all of Assignor's rights, title and interest in and to all real property leases including without limitation to those leases set forth in Exhibit "A", attached hereto and incorporated herein by this reference located in Texas (collectively, "Leases") to Assignee and for Assignee to receive and assume such rights, title and interest to the Leases;

      NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

      1. Assignment by Assignor. Effective as of May 13, 1996, Assignor hereby assigns, transfers and sets over to Assignee all of Assignor's rights, title and interest in and to all of the Leases.

      2. Assumption by Assignee. Effective as of May 13, 1996, Assignee hereby accepts the foregoing assignment of and assumes the Leases.

      3. Governing Law. This Assignment shall be construed and enforced in accordance with the laws of Texas, but without regard to principles of such laws relating to conflicts of laws. Any action to construe or enforce this Assignment shall be brought in the proper court in the State of Texas.

      4. Counterparts. This Assignment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original and all of which shall together constitute one and the same agreement.

      IN WITNESS WHEREOF, the parties have hereunto set their hands and seals as of the day and year first above written.

                                           "Assignor"

                                           HUGHES SUPPLY, INC.,
                                           a Florida corporation


                                           By:_________________________________
                                           Name: ____________________________
                                           Title:____________________________


                                           "Assignee"

                                           SOUTHWEST STAINLESS, L.P.,
                                           a Delaware limited partnership

                                           By:  Z&L Acquisition Corp.,
                                           a Delaware corporation
                                           Its:  General Partner


                                           By:_______________________________
                                           Name: ____________________________
                                           Title: ___________________________

                                   EXHIBIT "A"

Lease Agreement dated May 13, 1996 between JEM-Realty, Inc., a Delaware corporation, and Stanwood Interests Limited Partnership, a Texas limited partnership ("Lessor") and Hughes Supply, Inc., a Florida corporation ("Lessee") for real property located at 11835 West Fairmont Parkway, LaPorte, TX

                                                                   Exhibit 10.24
                                                                    Sub-ITEM (c)

Monroe Road
Houston, TX

                                 LEASE AGREEMENT
                               (STANDARD/BUILDING)

      THIS LEASE (this "Lease") made this the 1st day of July, 1998, by and between JEM-REALTY, LLC, a Delaware limited liability company, and STANWOOD INTERESTS LIMITED PARTNERSHIP, a Texas limited partnership, collectively first party, hereinafter collectively referred to as "Landlord", and SOUTHWEST STAINLESS, L.P.. a Delaware limited partnership, second party, hereinafter referred to as "Tenant";

                              W I T N E S S E T H:

           1. Premises. Landlord, for and in consideration of the rents, covenants, agreements, and stipulations hereinafter mentioned, reserved and contained, to be paid, kept and performed by Tenant, has leased and rented, and by these presents does lease and rent, unto said Tenant, and said Tenant hereby agrees to lease and take upon the terms and conditions which hereinafter appear, the following described property (hereinafter called "Premises") and personal property as hereinafter set forth.

The Premises consists of real property and improvements, if any, located at Tract 26 of South Houston Gardens, No. 6, as recorded in Volume 2, Page 74 of the Harris County Map Records, Harris County, Texas.

      2. Term. To have and to hold for a term of two (2) years, said term to begin on the 1st day of July, 1998, and to end on the 30th day of June, 2000.

      3. Rental. During the initial term of this Lease, Tenant will pay a yearly rental of FIFTY-FOUR THOUSAND DOLLARS ($54,000.00) and the yearly rental will be due and payable in equal monthly installments of FOUR THOUSAND FIVE HUNDRED DOLLARS ($4,500.00) in advance on the 1st day of each and every calendar month during such initial term of this Lease.

      4. Utility Bills. Tenant will pay all utility bills of all types, including, but not limited to, water and sewer, natural gas, electricity and sanitary pick up bills for the Premises, or used by Tenant in connection therewith. If Tenant does not pay same, Landlord may pay the same, and such payment will be added to the rental of the Premises.

      5. Ad Valorem Taxes. Tenant will pay in the first instance all real property taxes which may be assessed by any lawful authority against the Premises. Tenant shall have the right, at Tenant's sole expense, to appeal any and all taxes applicable to the Premises and Landlord agrees that Landlord will cooperate with Tenant reasonably and sign all documents reasonably required in connection with any such appeal. Tenant may delay payment of any portion of such taxes which are the subject of an appeal until the resolution of such appeal, in which event Tenant shall be solely responsible for the payment of any penalties, interest, or additional taxes which result from such delay. Notwithstanding the foregoing, Tenant shall not permit the filing of a tax lien against the Premises.

      6. Insurance. Tenant will carry, at Tenant's sole cost and expense, "All Risk" Insurance Coverage on the demised Premises in an amount not less than the full insurable value. The term "full insurable value" will mean the actual replacement cost, excluding foundation and excavation costs, as reasonably determined by Landlord. Such policies will name Landlord as an additional named insured.

All insurance provided for in this Lease will be effected under enforceable policies issued by insurers of recognized responsibility licensed to do business in this state. At least fifteen (15) days prior to the expiration date of any policy, the original renewal policy for such insurance will be delivered by Tenant to Landlord. Within fifteen (15) days after the premium on any policy will become due and payable, Landlord will be furnished with satisfactory evidence of its payment.

If Tenant provides any insurance required by this Lease in the form of a blanket policy, Tenant will furnish satisfactory proof that such blanket policy complies in all respects with the provisions of this Lease and that the coverage thereunder is at least equal to the coverage which would be provided under a separate policy covering only the Premises.

If Landlord so requires, the policies of insurance provided for will be payable to the holder of any mortgage, as the interest of such holder may appear, pursuant to a standard mortgagee clause. All such policies will, to the extent obtainable, provide that any loss will be payable to Landlord or to the holder of any mortgage notwithstanding any act or negligence of Tenant which might otherwise result in forfeiture of such insurance. All such policies will, to the extent obtainable, contain an agreement by the insurers that such policies will not be canceled without at least thirty (30) days prior written notice to Landlord and to the holder of any mortgage to whom loss hereunder may be payable.

Tenant will carry at Tenant's own expense insurance coverage on all equipment, fixtures and appliances.

      7. Maintenance. Tenant shall be responsible for maintaining the Premises.

      8. Modifications and Alterations to the Premises. No modifications, alterations, or improvements to the Premises are allowed without the prior written consent of Landlord, which consent will not be unreasonably withheld or delayed; provided, however, that Tenant shall be permitted to install, without Landlord's consent, such fences, gates, screening structures, utilities, other improvements and landscaping as Tenant deems necessary or desirable to use the Premises for the permitted uses hereunder.

      9. Removal of Fixtures. Tenant may (if not in default hereunder) prior to the expiration of this Lease, or any extension thereof, remove all personal property, fixtures and equipment which Tenant has placed in the Premises, provided that during such removal Tenant will make all reasonable repairs necessary to return the Premises to its original condition, reasonable wear and tear excepted.

      10. Condemnation. If the whole of the Premises, or such portion thereof as will make the Premises unusable for the purpose herein leased, be condemned by any legally constituted authority for any public use or purpose or if Landlord sells the Premises under threat of condemnation, then in either of said events the term hereby granted will cease from the time when possession thereof is taken by public authorities, and rental will be accounted for as between Landlord and Tenant as of that date. Such termination, however, will be without prejudice to the rights of either Landlord or Tenant to recover compensation and damage caused by condemnation from the condemnor. It is further understood and agreed that neither Tenant nor Landlord will have any rights in any award made to the other by any condemnation authority.

If there is a partial taking and if it is not so extensive as to render the remaining portion (after restorations) unsuitable for the business of Tenant, then this Lease will continue in effect and Landlord, upon receipt of the award in condemnation, will expeditiously commence and complete all necessary repairs and restorations to the Premises so as to constitute the portion of the building not taken a complete architectural unit and restore the Premises as nearly as practicable to its prior condition; provided, however, that such work does not exceed the scope of the original construction, and Landlord will not be under any duty to expend amounts in excess of the award received by Landlord. Rent, taxes and other charges payable by Tenant will equitably abate while Landlord's repairs and restorations are in process. If a partial taking consists only of a street widening or utility easement which, at Tenant's sole discretion, is determined not to materially affect Tenant's use of the Premises, this Lease will continue in full force and effect without abatement of rent, taxes or other charges.

      11. Governmental Orders. Tenant agrees, at its own expense and solely in relation to those portions of the Premises which Tenant is required to maintain or repair under Paragraph 7, to promptly comply with all requirements of any legally constituted public authority made necessary by reason of Tenant's specific use of said Premises.

      12. Assignment. Except as set forth below, Tenant may not assign this Lease, or any interest thereunder, or sublet the Premises in whole or in part without prior written notice to Landlord of its intent to assign or sublease. Tenant may (a) sublet all or part of the Premises to any corporation, the majority of whose shares are owned by Tenant, during the period of such majority ownership only or (b) assign this Lease to any corporation which owns more than fifty percent (50%) of Tenant's issued and outstanding shares, or which succeeds to the entire business of Tenant through purchase, merger, consolidation or reorganization, or to any affiliate sharing common majority ownership with the Tenant. Subtenants or assignees will become liable directly to Landlord for all obligations of Tenant hereunder, without relieving Tenant's liability.

      13. Mortgagee's Rights. Tenant's rights will be subject to any bona fide mortgage or deed to secure debt which is now, or may hereafter be, placed upon the Premises by Landlord, and Tenant agrees, at Landlord's cost, to execute and deliver such documentation as may be reasonably required by any such mortgagee to effect any subordination. Provided, however, as a condition to such subordination, Landlord must secure from each mortgagee a nondisturbance agreement acceptable to Tenant providing that in the event of a foreclosure the mortgagee will recognize the validity of this Lease and, provided that Tenant is not in default, will not disturb Tenant's possession or its rights under this Lease.

      14. Use of the Premises. The Tenant may use the Premises for outside storage of pipe and other construction supplies or for any other lawful purpose. The Premises will not be used for any illegal purposes, nor in any manner to create any nuisance or trespass; nor in any manner to vitiate the insurance, based on the above purposes for which the Premises are leased.

      15. Signs. Tenant will have the right to erect at Tenant's sole expense signage at the entrance to and upon the Premises, including but not limited to a customary trade sign identifying the business of Tenant. The erection of signage by Tenant will be subject to and in conformity with all applicable laws, zoning ordinances and building restrictions or covenants of record. On or before termination of this Lease, Tenant will remove the signage thus erected, and will repair any damage or disfigurement, caused by such removal. All signage proposed by Tenant shall be subject to Landlord's review and approval, which approval shall not be unreasonably withheld, conditioned or delayed.

      16. Entry for Carding, etc. Landlord may card the Premises "For Rent" or "For Sale" ninety (90) days before the termination of this Lease. Landlord may enter the Premises at reasonable hours during the term of this Lease to exhibit the same to prospective purchasers and to make repairs required of Landlord under the terms hereof.

      17. Indemnity. Landlord agrees to indemnify and save harmless Tenant and its parents, subsidiaries, affiliates, directors, officers, employees, agents, servants, attorneys and representatives from any and all claims, causes of action, damages, fines, judgments, penalties, costs (including environmental clean-up costs and response costs), liabilities, expenses or losses (including without limitation, reasonable attorneys' fees and expenses of litigation) arising during or after the Lease term: (a) as a result of any violation by Landlord or prior owners or occupants of the Premises of any applicable federal, state or local environmental laws or regulations, as now or hereinafter in effect, regulating, relating to or imposing liability or imposing standards of conduct concerning any Hazardous Materials; or (b) as a result of the presence, disturbance, discharge, release, removal or cleanup of Hazardous Materials or as a result of environmental contamination or other similar conditions which existed prior to commencement of the Lease term; or (c) as a result of any violation of the accessibility or path of travel requirements imposed by ADA; or
(d) as a result of any of Landlord's representations and warranties being untrue. These indemnities will survive the expiration, cancellation or termination of the Lease.

Tenant agrees to indemnify and save harmless Landlord and its parents, subsidiaries, affiliates, directors, officers, employees, agents, servants, attorneys and representatives from any and all claims, causes of action, damages, fines, judgments, penalties, costs (including environmental clean-up costs and response costs), liabilities, expenses or losses (including without limitation, reasonable attorneys' fees and expenses of litigation) arising during or after the Term: (a) as a result of any violation by Tenant of any applicable federal, state or local environmental laws or regulations, as now or hereinafter in effect, regulating, relating to or imposing liability or imposing standards of conduct concerning any Hazardous Materials; or (b) as a result of the presence, disturbance, discharge, release, removal or cleanup of Hazardous Materials or as a result of environmental contamination or other similar conditions which existed after commencement of the Term and which was caused by or brought onto the Premises by Tenant or Tenant's agents, contractors, employees, licensees and invitees; or (c) as a result of any violation by Tenant of the accessibility or path of travel requirements imposed by ADA; or (d) as a result of any of Tenant's representations and warranties being untrue. These indemnities will survive the expiration, cancellation or termination of the Lease; provided, however, that Tenant will not be liable for the acts of any other tenants of said property.

      18. Default of Tenant. It is mutually agreed that in the event: (a) the rent herein reserved is not paid at the time and place when and where due and Tenant fails to pay said rent within five (5) days after written demand from Landlord; or (b) Tenant will fail to comply with any material term, provision, condition, or covenant of this Lease, other than the payment of rent, and will not cure such failure within thirty (30) days after notice to Tenant of such failure to comply or such additional time period as may reasonably be necessary to effect a cure of the default provided that Tenant commences and diligently pursues a cure of the default; or (c) Tenant causes any lien to be placed against the Premises and does not cure the same within thirty (30) days after notice from Landlord to Tenant demanding cure, THEN in any of such events, Landlord will have the option to do any of the following, in addition to, and not in limitation of any other remedy permitted by law or by this Lease: (i) Landlord may terminate this Lease, in which event Tenant will immediately surrender the Premises to Landlord. Tenant agrees to indemnify Landlord for all loss and damage which Landlord may suffer by reason of such termination, whether through inability to relet the Premises, or through decrease in rent, or otherwise; or (ii) Landlord, as Tenant's agent, without terminating this Lease, may terminate Tenant's right of possession, and, at Landlord's option, enter upon and rent the Premises at the best price obtainable by reasonable effort, without advertisement and by private negotiations and for any term Landlord deems proper. Tenant will be liable to Landlord for the deficiency, if any, between Tenant's rent hereunder and the price obtained by Landlord on reletting. Pursuit of any of the foregoing remedies will not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law. In any case, Landlord will use best efforts to mitigate Tenant's damages. Any notice in this provision may be given by Landlord or its attorney. No termination of this Lease prior to the normal ending thereof, by lapse of time otherwise, will affect Landlord's right to collect rent for the period prior to the termination thereof.

      19. Default of Landlord. Should Landlord fail to perform any of its obligations hereunder, Landlord will have a period of thirty (30) days after its receipt of written notice from Tenant of a failure of performance within which to commence a cure of that failure. Failure of Landlord to commence that cure within the 30-day period or to effect that cure within that 30-day period will be an event of default under this Lease and Tenant may, at its option, elect to:
(a) terminate this Lease upon thirty (30) days written notice to Landlord; (b) bring an action to require specific performance of Landlord's obligations; (c) provide Landlord with an additional period of time within which to effect that cure;(d) commence such cure itself, and Tenant may either, at its option, offset any expenses it incurs in effecting such cure against the rent and other charges due and payable by Tenant hereunder, or require that Landlord immediately reimburse Tenant for its expenses; provided, however, in the event of an emergency, Tenant may immediately effect a cure of Landlord's failure should Landlord fail to act immediately to do so, without the requirement of any notice by Tenant to Landlord; and/or (e) pursue any other remedies provided herein or provided by law.

      20. Warranties. Landlord warrants that Landlord owns the Premises in fee simple and has the right to enter into this Lease; that the Premises are free from liens and encumbrances except for utility easements and unviolated restrictive covenants which do not materially adversely affect Tenant's intended use of the Premises; that the Premises has legal, direct, pedestrian and vehicular access to and from and abuts one or more publicly dedicated roads; that the Premises are in compliance with all applicable laws, regulations and ordinances; to the best of Landlord's knowledge, that past and current uses of the Premises comply with federal, state and local environmental laws and regulations; that Landlord has not received a citation from any regulatory agency for noncompliance with environmental laws; that Landlord has no knowledge of the presence of fuel storage tanks or of hazardous, toxic, dangerous, or carcinogenic materials, substances or contaminants, formaldehyde, polychlorinated biphenyls ("PCBs"), lead, lead dust, asbestos, asbestos containing materials ("ACMs"), oil, gasoline, other petroleum products or byproducts, radon or other similar materials or substances (collectively "Hazardous Materials") on, in or under the Premises and has no knowledge of any contamination present on, in or under the Premises; and covenants that Tenant, provided it performs all of its obligations under this Lease, will peaceably and quietly enjoy the Premises during the Lease term without any disturbance from Landlord, anyone claiming by, through or under Landlord, or any other party, except as otherwise specifically provided in this Lease.

      21. Holding Over. If Tenant remains in possession of the Premises after expiration of the term hereof, with Landlord's acquiescence and without any express agreement of the parties, Tenant will be a tenant-at-will at the rental rate in effect at end of the Lease; and there will be no renewal of this Lease by operation of law.

      22. Notices. Any notice given pursuant to this Lease will be in writing and sent by certified mail to:

      (a)  Landlord:  Jem-Realty, LLC and Stanwood Interests Limited Partnership
                      c/o Jem-Realty, Inc.
                      320 Park Place Tower
                      2001 Park Place North
                      Birmingham, Alabama 35203

or to such other address as Landlord may hereafter designate in writing to Tenant.

      (b)   Tenant:   Southwest Stainless, L.P.
                      c/o Hughes Supply, Inc.
                      20 North Orange Avenue, Suite 200
                      Orlando, Florida 32801
                      Attention: Mark Scimeca, Esquire,
                      Associate General Counsel

or to such other address as Tenant may hereafter designate in writing to Landlord.

      23. Memorandum of Lease. This Lease will not be recorded, but the parties agree to execute a Memorandum of this Lease for recording purposes which will set forth the commencement date, the term of the Lease and all extensions, a legal description of the location of the Premises and a description of Tenant's rights under this. If Tenant records the Memorandum of Lease, Tenant agrees to pay all recording fees and taxes required by reason of the recording of the Memorandum of Lease.

      24. Construction of Lease Terms. The terms of this Lease will not be construed more strongly against any party, regardless of which party was responsible for the preparation and drafting of this Lease.

      25. Attorneys Fees. In any litigation between the parties regarding this Lease, the losing party agrees to pay to the prevailing party its reasonable attorney's fees and expenses of litigation. For purposes of this Paragraph, a party is to be considered the prevailing party if:

      (a) it initiated the litigation and obtains (by judgment or agreement) substantially the relief sought; or

      (b) it did not initiate the litigation and the other party does not obtain (by judgment or agreement) substantially the relief sought.

      26. Waiver of Rights. No failure of Landlord to exercise any power given Landlord hereunder, or to insist upon strict compliance by Tenant with its obligations hereunder, and no custom or practice of the parties at variance with the terms hereof will constitute a waiver of Landlord's right to demand exact compliance with the terms hereof.

      27. Rights Cumulative. All rights, powers and privileges conferred hereunder upon the parties hereto will be cumulative but not restrictive to those given by law.

      28. Time of Essence. Time is of the essence of this Agreement.

      29. Environmental Site Assessment. Tenant will have the right, at its expense, to undertake a Phase I Environmental Site Assessment or equivalent (the "Environmental Report") with respect to the Premises. In the event that the results of such Environmental Report are unsatisfactory to Tenant, in its sole discretion, then Tenant will have the right, at any time within forty-five (45) days after commencement of the term of this Lease to terminate this Lease immediately upon written notice to Landlord.

      30. Definitions. "Landlord" as used in this Lease will include first party, its heirs, representatives, assigns, and successors in title to the Premises. "Tenant" will include second party, its heirs and representatives, assigns and successors, and if this Lease will be validly assigned, or sublet, will include also Tenant's assignees or sub-Tenants, as to the Premises covered by such assignment or sub-lease. "Landlord" and "Tenant" include male and female, singular and plural, corporation, partnership or individual, as may fit the particular parties.

      31. Entire Agreement. This Lease contains the entire agreement of the parties hereto, and no representations, inducements, promises or agreements, oral or otherwise, between the parties, not embodied herein, will be of any force or effect.

      32. Severability and Governing Law. If any term, covenant or condition of this Lease or the application thereof to any person, entity or circumstance will, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, covenant, or condition to persons, entities or circumstances other than those which or to which sued may be held invalid or unenforceable, will not be affected thereby, and each term, covenant or condition of this Lease will be valid and enforceable to the fullest extent permitted by law. This Lease shall be governed by and construed in accordance with the law of the state in which the Premises are located.

      33. Brokerage. Each of Landlord and Tenant warrants to the other that no commissions are payable or due to any other broker or finder in connection with this Lease and each of Landlord and Tenant agrees to indemnify, defend and hold the other harmless from and against any commissions or fees or claims for commissions or fees arising under the indemnifying party, which indemnification will expressly survive the termination of this Lease.

      IN WITNESS WHEREOF, the parties herein have executed this Lease on the day and year first above written.

                                              "LANDLORD"

Witnesses:                                    JEM-REALTY, LLC, a Delaware
                                              limited liability company

____________________________                  By:__________________________

Printed:____________________                  Printed:_____________________

                                              Title:_______________________
____________________________

Printed:____________________

                                        STANWOOD INTERESTS LIMITED
                                        PARTNERSHIP, a Texas limited
                                        partnership

                                        By;  Stanreal, LLC, a Texas limited
                                             liability company, its sole general
                                             partner

_____________________________                By:_________________________

Printed:_____________________                Printed:____________________

                                             Title:______________________
_____________________________

Printed:_____________________

                                                       "TENANT"

                                        SOUTHWEST STAINLESS, L.P., a
                                        Delaware limited partnership

_____________________________           By:  Z & L Acquisition Corp., a
                                             Delaware corporation, its sole
Printed:_____________________                general partner

                                             By:__________________________
_____________________________
                                             Printed:_____________________
Printed:_____________________
                                             Title:_______________________

Prepared by and Return to:

Mark Scimeca, Esquire
Associate General Counsel
Hughes Supply, Inc.
20 N. Orange Avenue, Suite 200
Orlando, Florida 32801
Tel.: (407) 841-4755, ext. 2077

                               MEMORANDUM OF LEASE

      THIS MEMORANDUM OF LEASE is entered into as of the 1st day of July, 1998, by and between JEM-REALTY, LLC, a Delaware limited liability company, and STANWOOD INTERESTS LIMITED PARTNERSHIP, a Texas limited partnership (collectively "Landlord"), and SOUTHWEST STAINLESS, L.P., a Delaware limited partnership ("Tenant").

      1. Pursuant to a Lease Agreement (the "Lease") executed by Landlord and Tenant, dated as of July 1, 1998, Landlord has leased to Tenant certain land described as follows:

      Tract 26 of South Houston Gardens, No. 6, as recorded in Volume 2, Page 74 of the Harris County Map Records, Harris County, Texas,

together with all improvements constructed or to be constructed thereon, if any, and all of Landlord's appurtenant rights, privileges and easements (collectively, the "Premises").

      2. The initial term of the Lease shall commence on July 1, 1998, and shall expire on June 30, 2000.

      3. This Memorandum of Lease is subject to all of the terms, conditions and understandings set forth in the Lease, which are incorporated herein by reference and made a part hereof, as though copied verbatim herein. The provisions of this Memorandum constitute only a general description of the content of the Lease with respect to matters set forth herein. Accordingly, third parties are advised that the provisions of the Lease itself shall be controlling with respect to all matters set forth herein. In the event of any discrepancy between the provisions of the Lease and this Memorandum, the provisions of the Lease shall take precedence and prevail over the provisions of this Memorandum.

      EXECUTED as of the date first written above.

WITNESSES:                            LANDLORD:

                                      JEM-REALTY, LLC, a Delaware limited
                                      liability company

____________________________          By:____________________________________

Printed:____________________          Printed:_______________________________

                                      Title:_________________________________
____________________________

Printed:____________________          Date Executed by Landlord:_____________

STATE OF ___________________
COUNTY OF __________________

      The foregoing instrument was acknowledged before me this __ day of July, 1998, by _______________________________ , as ________________________ of
Jem-Realty, LLC, a Delaware limited liability company, on behalf of said limited liability company. She/He is personally known to me or produced the following as identification:_____________________________________.

                     (NOTARY SEAL)        ___________________________________
                                          Printed Name:______________________
                                          Notary Public, State of ___________
                                          Commission #:______________________
                                          My commission expires:_____________

                                    STANWOOD INTERESTS LIMITED
                                    PARTNERSHIP, a Texas limited
                                    partnership

                                    By;  Stanreal, LLC, a Texas limited
                                         liability company, its sole
                                         general partner

___________________________              By:______________________________

Printed:___________________              Printed:_________________________

                                         Title:___________________________
___________________________

Printed:___________________              Date Executed by Landlord:_______

STATE OF __________________
COUNTY OF _________________

      The foregoing instrument was acknowledged before me this __ day of July, 1998, by _______________________________ , as of Stanreal, LLC, a Texas limited liability company, as the sole general partner of Stanwood Interests Limited _____________________ Partnership, a Texas limited partnership, on behalf of said limited liability company and limited partnership. She/He is personally known to me or produced the following as identification:_____________________________________.

                     (NOTARY SEAL)            _________________________________
                                              Printed Name:____________________
                                              Notary Public, State of _________
                                              Commission #:____________________
                                              My commission expires:___________

                                       TENANT:

                                       SOUTHWEST STAINLESS, L.P., a Delaware
                                       limited partnership

____________________________           By: Z & L Acquisition Corp., a
                                           Delaware corporation, its sole
Printed:____________________               general partner

                                            By:______________________________
____________________________
                                            Printed:_________________________
Printed:____________________
                                            Title:___________________________

                                            Date Executed by Tenant:_________

STATE OF ___________________
COUNTY OF___________________

      The foregoing instrument was acknowledged before me this __ day of July,1998, by _______________________________ , as _______________________ of Z
& L Acquisition Corp., a Delaware corporation, as the sole general partner of Southwest Stainless, L.P., a Delaware limited partnership, on behalf of said corporation and limited partnership. She/He is personally known to me or produced the following as identification:_______________________________.

                     (NOTARY SEAL)             _________________________________
                                               Printed Name:____________________
                                               Notary Public, State of _________
                                               Commission #:____________________
                                               My commission expires:___________

                       FIRST AMENDMENT TO LEASE AGREEMENT

      This First Amendment to Lease Agreement is entered into this 25th day of February, 2000, by and between JEM-REALTY, LLC, a Delaware limited liability company, and STANWOOD INTERESTS LIMITED PARTNERSHIP, a Texas limited partnership (collectively, "Landlord"), and SOUTHWEST STAINLESS, L.P., a Texas limited partnership ("Tenant"), who covenant and agree as follows:

      1. Amendment of Lease. Landlord and Tenant are parties to that certain Lease Agreement dated July 1, 1998, for certain acreage located on Monroe Road in Houston, Texas and more particularly described therein (the "Lease") and hereby amend the Lease as set forth herein. Except as modified herein, the Lease shall remain unchanged and in full force and effect.

      2. Extension of Term. The term of the Lease is hereby extended through and including May 12, 2002. Tenant shall have the option (the "Option") of extending the term of the Lease for an additional three (3) years through and including May 12, 2005, upon six (6) months prior written notice to Landlord of Tenant's election to exercise such Option. The period commencing July 1, 2000, and ending May 12, 2002, is referred to herein as the "First Renewal Term." The period commencing May 13, 2002, and ending May 12, 2005, is referred to herein as the "Second Renewal Term."

      3. Renewal Rent. Tenant shall pay rental to Landlord throughout the First Renewal Term, and in the event Tenant exercises the Option, throughout the Second Renewal Term, in the same manner provided for in the Lease except as follows: Effective July 1, 2000, the monthly rental rate payable by Tenant to Landlord shall be recalculated to equal the product obtained by multiplying $4,500.00 by a fraction, the numerator of which will be the CPI-U, as that term is defined below, for May 2000 and the denominator of which will be the CPI-U for May 1999. Effective July 1, 2001, and July 1 of each lease year thereafter, the monthly rental rate payable by Tenant to Landlord shall be recalculated to equal the product obtained by multiplying the rental rate in effect at the end of the immediately preceding lease year by a fraction, the numerator of which will be the CPI-U, as that term is defined below, for May of the immediately preceding lease year and the denominator of which will be the CPI-U for May of the lease year which is one (1) year before the immediately preceding lease year. Notwithstanding anything to the contrary contained herein, in no event shall rental payable under the Lease increase more than three percent (3%) from one (1) lease year to the next. Rent for the month of May 2002 shall be prorated through and including May 12, 2002, or in the event Tenant exercises the Option, through and including May 12, 2005. The CPI-U will mean the "Consumer Price Index-Seasonally Adjusted U.S. City Average For All Items For All Urban Consumers, (1982-84=100)," published monthly in the "Monthly Labor Review" of the Bureau of Labor Statistics of the United States Department of Labor. If the CPI-U is discontinued, the "Consumer Price Index-Seasonally Adjusted U.S. City Average For All Items For Urban Wage Earners and Clerical Workers (1982-84=100)," published monthly in the "Monthly Labor Review" of the Bureau of Labor Statistics of the United States Department of Labor (the "CPI-W"), will be used for making the computation set forth above. If the CPI-W is discontinued, comparable statistics on the purchasing power of the consumer dollar published by the Bureau of Labor Statistics of the United States Department of Labor will be used for making the computation set forth above.

If the Bureau of Labor Statistics will no longer maintain statistics on the purchasing power of the consumer dollar, comparable statistics published by a responsible financial periodical or recognized authority agreeable to the parties will be used for making the computation set forth above. If the base year "(1982-84=100)" or other base year used in computing the CPI-U is changed, the figures used in making the computation above will be changed accordingly, so that all increases in such price index are taken into account notwithstanding any such change in the base year.

      IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Lease Agreement to be executed effective as of the date first written above.

Witnesses:                         JEM-REALTY, LLC, a Delaware
                                   limited liability company

__________________________         By:__________________________
Printed:__________________         Printed:_____________________
                                   Title:_______________________
__________________________
Printed:__________________

                                   STANWOOD INTERESTS LIMITED
                                   PARTNERSHIP, a Texas limited
                                   partnership

                                   By: Stanreal, LLC, a Texas limited
                                       liability company, its sole general
                                       partner

__________________________             By:________________________
Printed:__________________             Printed:___________________
                                       Title:_____________________
__________________________
Printed:__________________

                                  SOUTHWEST STAINLESS, L.P., a
                                  Delaware limited partnership

__________________________        By:  Z & L Acquisition Corp., a Delaware
Printed:__________________             corporation, its sole general partner

                                       By:__________________________
__________________________             Printed:_____________________
Printed:__________________             Title:_______________________

August 26, 2002

CERTIFIED MAIL
RETURN RECEIPT REQUESTED

Jem-Realty, LLC and
Stanwood Interests Limited Partnership
c/o Jem-Realty, Inc.
320 Park Place Tower
2001 Park Place North
Birmingham, AL  25203

Re: Lease Agreement dated July 1, 1998, as amended by First Amendment to Lease dated February 25, 2000 (the "First Amendment"), by and between Jem-Realty, LLC, a Delaware limited liability company, and Stanwood Interests Limited Partnership, a Texas limited partnership, as Landlord, and Southwest Stainless, L.P., a Delaware limited partnership, as Tenant, for property located at Tract 26 of South Houston Gardens, No. 6, Houston, Harris County, TX ("Lease").


Dear Landlord:

Please be advised that Southwest Stainless, L.P., a wholly-owned subsidiary of Hughes Supply, Inc., has elected to exercise its option to renew the referenced Lease pursuant to Paragraph 2 of the First Amendment. The renewal term will be for an additional period of three (3) years to commence May 13, 2002 and continue through and including May 12, 2005. The rental rate will be adjusted annually in accordance with Paragraph 3 of the First Amendment. This letter amendment to the Lease shall also serve to correct the name of Tenant in the First Amendment from and after February 25, 2000 to Southwest Stainless, L.P., a Delaware limited partnership. All other terms and conditions of the Lease shall remain unchanged and in full force and effect.

Please indicate the acceptance and agreement of the Landlord to this Letter Agreement by having Landlord sign below and faxing a signed copy of this letter to my attention at (407) 649-3018. Thank you for your assistance with this matter.

Very truly yours,


Mark Scimeca,
Associate General Counsel

MDS:js

Jem-Realty, LLC and
Stanwood Interests Limited Partnership
August 26, 2002
Page Two


cc:        Mike Stanwood (via fax)
           Mike Cox (via fax)
           George Urquiola (via inter-office mail)


ACCEPTED AND AGREED TO BY:

JEM-REALTY, LLC,
a Delaware limited liability company

By:______________________________

Printed:_________________________

Title:___________________________

Date:____________________________


STANWOOD INTERESTS LIMITED PARTNERSHIP
a Texas limited partnership

By:______________________________

Printed:_________________________

Title:___________________________

Date:____________________________